UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)
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INTL FCStone Inc.
(Name of Registrant as Specified in Its Charter)
(Name of person(s) filing proxy statement, if other than the registrant)
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INTL FCSTONE INC.

708 Third Avenue
Suite 1500
New York, New York 10017

January 13, 2012
Dear Shareholders:
You are cordially invited to attend the annual meeting of shareholders of INTL FCStone Inc. to be held at the JW Marriott Hotel - Chicago, 151 West Adams Street, Chicago, Illinois on Thursday, February 23, 2012 at 10:00 a.m. (Central Standard Time). At the meeting, shareholders will be asked to vote on the election of three Directors; the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the Company's 2012 fiscal year; the approval of the proposed 2012 Restricted Stock Plan; the approval of the proposed 2012 Executive Performance Plan; the approval of an amendment to the 2003 Stock Option Plan, and to transact such other business as may properly come before the meeting.
For the first time this year we are using the "Notice and Access" method of providing proxy materials to you via the Internet. We are convinced this process provides you with a convenient and quick way to access your proxy materials and vote your shares, while also conserving resources and reducing the costs of printing and mailing the proxy materials. On or about January 13, 2012, we will mail to our shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and our 2011 Annual Report and vote via the Internet. The Notice also contains instructions on how to receive a paper copy of the proxy materials and our 2011 Annual Report.
The Notice of Annual Meeting of Shareholders and the Proxy Statement that accompany this letter provide detailed information concerning the matters to be considered at the meeting.
Your vote is important. I urge you to vote as soon as possible, whether or not you plan to attend the annual meeting. Thank you for your continued support of INTL FCStone Inc.
Sincerely,
Jack Friedman
Chairman

Notice of Annual Meeting of Shareholders
Thursday, February 23, 2012
10:00 a.m. Central Standard Time
JW Marriott Hotel - Chicago, 151 West Adams Street, Chicago, Illinois

TO THE SHAREHOLDERS OF INTL FCSTONE INC.
The annual meeting of the shareholders of INTL FCStone Inc., a Delaware corporation (the "Company" or “INTL FCStone”), will be held on Thursday, February 23, 2012, at 10:00 a.m. Central Standard Time at the JW Marriott Hotel - Chicago, 151 West Adams Street, Chicago, Illinois, for the following purposes:

1.	To elect three Class III Directors.

2.	To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2012 fiscal year;

3.	To approve the proposed INTL FCStone Inc. 2012 Restricted Stock Plan;

4.	To approve the proposed INTL FCStone Inc. 2012 Executive Performance Plan;

5.	To approve an amendment to the 2003 Stock Option Plan to increase the total number of shares authorized for issuance under the Plan from 2,250,000 shares to 3,250,000 shares; and

6.	To transact such other business as may properly come before the meeting.
The Board of Directors has fixed the close of business on January 4, 2012 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting.
Pursuant to the rules of the Securities and Exchange Commission, we have elected to provide access to our proxy materials over the Internet. Accordingly, we will mail, beginning on or about January 13, 2012, a Notice of Internet Availability of Proxy Materials to our shareholders of record and beneficial owners as of the record date. As of the date of mailing of the Notice of Internet Availability of Proxy Materials, all shareholders and beneficial owners will have the ability to access all of the Proxy Materials on a website referenced in the Notice of Internet Availability of Proxy Materials.
The Notice of Internet Availability of Proxy Materials also contains a toll-free telephone number, an e-mail address, and a website where shareholders can request a paper or e-mail copy of the Proxy Statement, our 2011 Annual Report, and a form of proxy relating to the Annual Meeting. These materials are available free of charge. The Notice also contains information on how to access and vote the form of proxy.
Even if you plan to attend the annual meeting in person, we request that you vote by any means as instructed on the proxy notification and thus ensure that your shares will be represented at the annual meeting if you are unable to attend.
If you fail to vote, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the annual meeting. If you do attend the annual meeting and wish to vote in person, you may withdraw your proxy and vote in person.
January 13, 2012
New York, New York
By order of the Board of Directors,
SEAN M. O'CONNOR
Chief Executive Officer

PROXY STATEMENT
GENERAL
The proxy is solicited on behalf of the Board of Directors of INTL FCStone Inc., a Delaware corporation (the "Company"), for use at the annual meeting of shareholders to be held on Thursday, February 23, 2012, at 10:00 a.m. (Central Standard Time), or at any adjournment or postponement of the meeting, for the purposes set forth in the proxy statement and in the accompanying Notice of Annual Meeting. The annual meeting will be held at the JW Marriott Hotel - Chicago, 151 West Adams Street, Chicago, Illinois. The Company intends to mail its Notice of Internet Availability of Proxy Materials and provide access to a website as referenced within its Notice of Internet Availability on or about January 13, 2012 to all shareholders entitled to vote at the annual meeting.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
When and where will the annual meeting take place?
The annual meeting will be held on February 23, 2012 at 10:00 a.m. (Central Standard Time), at the JW Marriott Hotel - Chicago, 151 West Adams Street, Chicago, Illinois.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of the proxy materials?
The "Notice and Access" rules of the Securities and Exchange Commission (the "SEC") permit us to furnish proxy materials, including this proxy statement and our Annual Report, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. Most shareholders will receive a Notice of Internet Availability of Proxy Materials (the "Notice") and will not receive printed copies of the proxy materials unless they request them. The Notice will be mailed beginning on or about January 13, 2012. The Notice includes instructions on how you may access and review all of our proxy materials via the Internet. The Notice also includes instructions on how you may vote your shares. If you would like to receive a paper or e-mail copy of our proxy materials, you should follow the instructions in the notice for requesting such materials. Any request to receive proxy materials by mail or e-mail will remain in effect until you revoke it.
Can I vote my shares by filling out and returning the Notice?
No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote by Internet or how to request a paper proxy card.
Why did I receive this proxy statement?
You received this proxy statement because you held shares of the Company's common stock on January 4, 2012 (the "Record Date") and are entitled to vote at the annual meeting. The Board of Directors is soliciting your proxy to vote at the meeting.
What am I voting on?
You are being asked to vote on five items:

1.	The election of three Class III Directors (see page 4);

2.	The ratification of the appointment of KPMG, LLP as the Company's independent registered public accounting firm for the 2012 fiscal year (see page 24);

3.	The approval of the proposed INTL FCStone Inc. 2012 Restricted Stock Plan (see page 26);

4.	The approval of the proposed INTL FCStone Inc. 2012 Executive Performance Plan (see page 28); and

5.	The approval of an amendment to the 2003 Stock Option Plan to increase the total number of shares authorized for issuance under the Plan from 2,250,000 shares to 3,250,000 shares (see page 32).
How do I vote?
Shareholders of Record
If you are a shareholder of record, there are four ways to vote:

•	By toll free telephone at 1-866-540-5760.

•	By internet at www.proxyvoting.com/intl

•	If you request printed copies of the proxy materials, you may vote by proxy by completing and returning your proxy card in the postage-paid envelope provided by the Company; or

•	By voting in person at the meeting.
Street Name Holders
Shares which are held in a brokerage account in the name of the broker are said to be held in "street name."
If your shares are held in street name, you should follow the voting instructions provided by your broker. If you requested printed copies of the proxy materials, you may complete and return a voting instruction card to your broker, or, in many cases, your broker may also allow you to vote via the telephone or Internet. Check your notice from your broker for more information. If you hold your shares in street name and wish to vote at the meeting, you must obtain a legal proxy from your broker and bring that proxy to the meeting.
Regardless of how your shares are registered, if you request printed copies of the proxy materials, complete and properly sign the accompanying proxy card and return it to the address indicated, it will be voted as you direct.
What is the deadline for voting via Internet or telephone?
Internet and telephone voting is available through 11:59 p.m. (Eastern Standard Time) on Wednesday, February 22, 2012 (the day before the annual meeting).
What are the voting recommendations of the Board of Directors?
The Board of Directors recommends that you vote in the following manner:

1.	FOR each of the persons nominated by the Board of Directors to serve as Directors;

2.	FOR the ratification of the appointment of KPMG, LLP as independent registered public accounting firm for the 2011 fiscal year;

3.	FOR the approval of the proposed INTL FCStone Inc. 2012 Restricted Stock Plan;

4.	FOR the approval of the proposed INTL FCStone Inc. 2012 Executive Performance Plan; and

5.	FOR the proposed amendment to the 2003 Stock Option Plan to increase the total number of shares authorized for issuance under the Plan from 2,250,000 shares to 3,250,000 shares.
Unless you give contrary instructions in your proxy, the persons named as proxies will vote your shares in accordance with the recommendations of the Board of Directors.
Will any other matters be voted on?
We do not know of any other matters that will be brought before the shareholders for a vote at the annual meeting. If any other matter is properly brought before the meeting, your proxy would authorize Jack Friedman and Sean O'Connor to vote on such matters in their discretion.
Who is entitled to vote at the meeting?
Only shareholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the annual meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the annual meeting, or any postponement or adjournment of the meeting.
How many votes do I have?
You will have one vote for each share of the Company's common stock that you owned on the Record Date.

How many votes can be cast by all shareholders?
The Company had 18,908,082 outstanding shares of common stock on the Record Date. Each of these shares is entitled to one vote. There is no cumulative voting.
How many votes must be present to hold the meeting?
The holders of a majority of the Company's common stock outstanding on the Record Date must be present at the meeting in person or by proxy in order to fulfill the quorum requirement necessary to hold the meeting. This means at least 9,454,041 shares must be present in person or by proxy.
If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will also be counted in determining the quorum. A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.
We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that a quorum has been achieved.
What vote is required to approve each proposal?
For the election of Directors (Proposal No. 1), the affirmative vote of a plurality of the votes present in person or by proxy and entitled to vote at the meeting is required. A proxy that has properly withheld authority with respect to the election of one or more Directors will not be voted with respect to the Director or Directors indicated, although it will be counted for the purposes of determining whether there is a quorum.
For the ratification of the appointment of KPMG LLP (Proposal No.2), the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the meeting will be required for approval. An abstention with respect to this proposal will be counted for the purposes of determining the number of shares entitled to vote that are present in person or by proxy. Accordingly, an abstention will have the effect of a negative vote.
For the approval of the proposed INTL FCStone Inc. 2012 Restricted Stock Plan (Proposal No. 3), the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the meeting will be required for approval. An abstention with respect to this proposal will not be voted with respect to the amendment, although it will be counted for the purposes of determining whether there is a quorum.
For the approval of the proposed INTL FCStone Inc. 2012 Executive Performance Plan (Proposal No. 4), the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the meeting will be required for approval. An abstention with respect to this proposal will not be voted with respect to the amendment, although it will be counted for the purposes of determining whether there is a quorum.
For the approval of the proposed amendment to the 2003 Stock Option Plan (Proposal No. 5), the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the meeting will be required for approval. An abstention with respect to this proposal will not be voted with respect to the amendment, although it will be counted for the purposes of determining whether there is a quorum.
Can I change my vote?
Yes. If you are stockholder of record, you may change your vote at any time before your proxy is voted at the annual meeting. You can do this in one of three ways. First, you can send a written notice stating that you would like to revoke your proxy. Second, you can submit new proxy instructions either on a new proxy card, by telephone or via the Internet. Third, you can attend the meeting, and vote in person. Your attendance alone will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow directions received from your broker to change those instructions.
Who can attend the annual meeting?
Any person who was a shareholder of the Company on January 4, 2012 may attend the meeting. If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement so that we can verify your ownership of our stock and admit you to the meeting. However, you will not be able to vote your shares at the meeting without a legal proxy.

What happens if I sign and return the proxy card but do not indicate how to vote on an issue?
If you return a proxy card without indicating your vote, your shares will be voted as follows:

•	FOR each of the nominees for Director named in this proxy statement;

•	FOR ratification of the appointment of KPMG, LLP as the independent registered public accounting firm for the Company for the 2012 fiscal year;

•	FOR the approval of the proposed INTL FCStone Inc. 2012 Restricted Stock Plan;

•	FOR the approval of the proposed INTL FCStone Inc. 2012 Executive Performance Plan; and

•	FOR the approval of the proposed amendment to the 2003 Stock Option Plan to increase the total number of shares authorized for issuance under the Plan from 2,250,000 shares to 3,250,000 shares.
Who can help answer my questions?
If you are an INTL FCStone Inc. stockholder, and would like additional copies, without charge, of this proxy statement or if you have questions about the annual meeting, including the procedures for voting your shares, you should contact:
David Bolte
Corporate Secretary
1251 NW Briarcliff Parkway, Suite 800
Kansas City, MS 64116
(515) 223-3797
PROPOSAL 1 - ELECTION OF DIRECTORS
The certificate of incorporation of the Company provides that the Company will have a Board of Directors consisting of 13 members until the 2012 annual meeting of shareholders. These Directors are divided into three classes, designated as Class I, Class II and Class III. Until the 2012 annual meeting, Class I will have four members, Class II will have four members; and Class III will have five members. The number of Directors will be reduced to eleven members commencing at the 2012 annual meeting (by reducing the size of Class III) and to nine members commencing at the 2013 annual meeting. Directors Brent Bunte and Robert A. Miller, Ph.D. have announced that they will retire from the Board immediately prior to the 2012 annual meeting of shareholders.
At the 2012 annual meeting, shareholders are being asked to vote on the election of three Directors to serve in Class III, with their terms expiring at the 2013 annual meeting.
The Nominating & Governance Committee of the Company has nominated and the Board of Directors has approved the nominations of the following three persons to serve as Class III Directors. If elected, they will serve until the 2013 annual meeting. Each of the nominees has agreed to serve if elected.
The nominees are as follows:

Name of Nominee	Age	Director Since

John Fowler	62	2005
Jack Friedman	54	2009
Justin Wheeler	39	2004
The background of each nominee for Director is as follows:
John M. Fowler was elected as a Director of the Company in 2005. Mr. Fowler, an attorney by training, has been a private investor since 1998 and currently serves as a private consultant. From 1996 to 1998, Mr. Fowler was the Chief Financial Officer, Executive Vice President and Director of Moneygram Payment Systems, Inc. He also served as an Executive Vice President of the Travelers Group, Inc. (now Citigroup, Inc.) from 1986 to 1994. Mr. Fowler has served as General Counsel of the U.S. Department of Transportation, as a Director of Amtrak, and as a Director and Chairman of the Compensation Committee of Air Transport International.
Mr. Fowler brings to the Board, among other skills and qualifications, significant management experience and knowledge in the areas of finance, accounting and executive compensation. His previous positions also afford him a wealth of experience in the operation and management of a public company in the financial services sector.

Jack Friedman was elected as a Director of the Company on October 1, 2009, following the merger with FCStone Group, Inc. ("FCStone"). Mr. Friedman has served as the non-executive Chairman of the Board since February 2011. He previously served as a Director of FCStone since 1996, was its Vice Chairman, and a member of its Board's Executive Committee. Mr. Friedman is the chief executive officer of Innovative Ag Services in Monticello, Iowa and has been with that firm or its predecessor company for 34 years, serving as manager for the past 19 years. Mr. Friedman serves as a Director of Western Dubuque Biodiesel LLC.
Mr. Friedman brings to the Board, among other skills and qualifications, significant management experience and knowledge in the areas of risk management similar to a significant portion of the Company's existing customer base, and services sought by that customer base. In addition, as a board member of a renewable fuel organization, Mr. Friedman is able to provide knowledge and insight into a significant industry serviced by the Company.
Justin R. Wheeler was elected as a Director of the Company in 2004. Since 2000, he has been employed by Leucadia National Corporation, one of the Company's largest shareholders since 2004, and has served as President of its Asset Management Group since 2006. Mr. Wheeler was also appointed Vice President of Leucadia in 2006. He was a board member of AmeriCredit Corp from 2008 until its acquisition by General Motors in 2010 and of Light & Power Holdings in Barbados from 2008 to 2010. Mr. Wheeler has previously served as President and Chief Executive Officer of American Investment Bank, N. A., a subsidiary of Leucadia.
Mr. Wheeler brings to the Board, among other skills and qualifications, extensive management and financial experience. In addition, Mr. Wheeler provides knowledge and insight into the expectations and perspective of institutional shareholders, thus benefiting not only other institutional shareholders but retail shareholders as well.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.
Directors Continuing In Service

Name of Director	Age	Director Since

Paul G. Anderson	59	2009
Scott J. Branch	49	2002
Daryl K. Henze	68	2009
Bruce Krehbiel	58	2009
Sean M. O'Connor	49	2002
Eric Parthemore	62	2009
John Radziwill	64	2002
Diego J. Veitia	68	1987
The Class I Directors whose terms will expire in 2013 are as follows:
Diego J. Veitia founded International Assets Holding Corporation (now INTL FCStone Inc.) in 1987 and served as Executive Chairman of the Board until September 30, 2006. He served as Chief Executive Officer of the Company from its inception in 1987 until October 2002. Mr. Veitia also serves as Chairman of Veitia and Associates, Inc., a private investment company.
Mr. Veitia brings to the Board, among other skills and qualifications, a unique perspective to the Board as the founder of the organization. Mr. Veitia also brings an international perspective to the Board, as well as insight from a variety of long-term and institutional investors with whom he maintains contact.
Sean M. O'Connor joined the Company in October 2002 as Chief Executive Officer. In December 2002, he was elected to the Board of Directors. From 1994 until 2002, Mr. O'Connor was Chief Executive Officer of Standard New York Securities, a division of Standard Bank. From 1999 until 2002, Mr. O'Connor also served as Executive Director of Standard Bank London, Ltd., a United Kingdom bank and subsidiary of the Standard Bank of South Africa.
The Board believes that Mr. O'Connor's strong leadership skills, extensive financial experience, and knowledge of the Company, its products and services is valuable to the Board. In 2002 Mr. O'Connor made a significant equity investment in the Company and since that time has led the Company and guided its successful strategy and growth. In addition to his other skills and qualifications, Mr. O'Connor's position as Chief Executive Officer serves as a valuable link between the management and vision of the Company and the Board of Directors, allowing the Board to perform its oversight role with the benefit of management's perspective on business, strategy and opportunities.

Paul G. Anderson was elected as a Director of the Company on October 1, 2009, following the merger with FCStone, and was appointed President of the Company on October 5, 2009. Mr. Anderson had been employed by FCStone since 1987 and had served as its President and Chief Executive Officer since 1999. He also served as a Director of FCStone from 2006 until the merger with the Company. Mr. Anderson is the past President of the Kansas Cooperative Council and past founding Chairman of the Arthur Capper Cooperative Center at Kansas State University. Mr. Anderson is a Director of the Associated Benefits Corporation and is a member of National Council of Farmer Cooperatives, the National Feed and Grain Association and several other state associations.
The Board believes that Mr. Anderson's strong leadership skills and knowledge of the Company, in particular with respect to the products and services provided by the various FCStone segments, is valuable to the Board. In addition to his other skills and qualifications, Mr. Anderson's position as President serves as a valuable link between the management, operations and vision of the Company and the Board of Directors, allowing the Board to perform its oversight role with the benefit of management's perspective on business and strategy, along with an unequalled knowledge of the core risk management services provided to a significant portion of the Company's business.
Daryl Henze was elected as a Director of the Company on October 1, 2009, following the merger with FCStone. From November 2006 until the merger, he served as a Director of FCStone. He also served as the chairman of the audit committee of FCStone. Mr. Henze is a consultant in the area of finance and accounting. He spent 36 years with the accounting firm KPMG LLP before his retirement in 2001, including 28 years as an audit partner. Mr. Henze serves on the Board of Directors of Wellmark, Inc. and is Lead Director, Chairman of its Audit Committee, Chairman of its Governance Committee, and a member of its Human Resources and Finance Committees. Mr. Henze also serves on the Boards of two private companies. He is a former president of the Minnesota State University-Mankato Alumni Association, on the Board of Directors of the Minnesota State University-Mankato Foundation, and is on the Iowa State University Foundation Board of Governors. He is a past president of the Iowa Society of Certified Public Accountants and served on the Iowa Accountancy Examining Board for nine years.
Mr. Henze brings to the Board, among other skills and qualifications, significant knowledge in the areas of finance, accounting, internal audit and Sarbanes-Oxley compliance. In addition, as a Board member of Wellmark, Inc., Mr. Henze is able to provide knowledge and insight into the insurance and employee benefits industry at a time when the Company is seeing a significant increase in the employee headcount and its employee benefit costs will be impacted by new health care and insurance requirements.
The Class II Directors whose terms will expire in 2013 are as follows:
Scott J. Branch was appointed the Chief Operating Officer of the Company in October 2009, following the merger with FCStone. From 2002 until October 2009, he served as President of the Company. He was elected to the Board of Directors in December 2002. Mr. Branch was General Manager of Standard Bank London, Ltd. from 1995 until 2002. During this period, he also served in other capacities for Standard Bank, including management of its banking and securities activities in the Eastern Mediterranean Region and management of its forfaiting and syndications group.
The Board believes that Mr. Branch's strong leadership skills, extensive financial experience, and knowledge of the Company, its products and services is valuable to the Board. In 2002 Mr. Branch made a significant equity investment in the Company and since that time has been instrumental in guiding the Company's successful strategy and growth. In addition to his other skills and qualifications, Mr. Branch's position as Chief Operating Officer serves as a valuable link between the management and operations of the Company and the Board of Directors, allowing the Board to perform its oversight role with the benefit of management's perspective on business and strategy.
Bruce Krehbiel was elected as a Director of the Company on October 1, 2009, following the merger with FCStone. From 1988 until the merger, he served as a Director of FCStone, including service as its Chairman and a member of its Board's Executive Committee. Mr. Krehbiel is the manager of Kanza Cooperative Association in Iuka, Kansas, and has worked for Kanza Cooperative Association since 1986. Mr. Krehbiel has held Director positions on the boards of the Midwest Chapter of the National Society of Accountants for Cooperatives, CenKan, LLC, and Agri-Business Benefit Group.
Mr. Krehbiel brings to the Board, among other skills and qualifications, significant management experience and knowledge in the areas of accounting, risk management similar to a significant portion of the Company's existing customer base, and services sought by that customer base. In addition, as the former Chairman of the Board of FCStone, Mr. Krehbiel is able to provide knowledge, guidance and insight into the continuing integration of the multiple operations comprising the Company.

Eric Parthemore was elected as a Director of the Company on October 1, 2009, following the merger with FCStone. He had previously served as a Director of FCStone since 1996, as Vice Chairman of FCStone since January 2007, and as a member of its Board's Executive Committee. He served as the Secretary and Treasurer of FCStone until January 2007. Mr. Parthemore is the President and Chief Executive Officer of Heritage Cooperative, Inc. in West Mansfield, Ohio. He has held that position since September, 2009 and had served in the same capacity with its predecessor company since 1996. Mr. Parthemore was appointed in January 2004 to serve on the Ohio Agricultural Commodity Advisory Commission by the Secretary of Agriculture in the State of Ohio. In 2009 Mr. Parthemore was selected to serve on the National Grain Car Council of the Surface Transportation Board, an agency of the US Department of Transportation.
Mr. Parthemore brings to the Board, among other skills and qualifications, significant management experience and knowledge in the areas of risk management similar to a significant portion of the Company's existing customer base, and services sought by that customer base. In addition, as the CEO of a large grain and supply cooperative involved in multiple mergers with similar organizations, Mr. Parthemore is able to provide knowledge, guidance and insight into successfully integrating the operations of multiple organizations at a time when the Company is also in the process of integrating multiple organizations.
John Radziwill was elected as a Director of the Company in 2002. Mr. Radziwill is currently a Director of Lionheart Group, Inc., USA Micro Cap Value Co. Ltd, Goldcrown Group Limited, New York Holdings Limited, Acquisitor Plc and Acquisitor Holdings (Bermuda) Ltd, and Vendor Safe Technologies LLC. In the past five years, he has also served as a Director of Interequity Capital Corporation, GP and Radix Organization Inc. Mr. Radziwill is a member of the Bar of England and Wales.
Mr. Radziwill brings to the Board, among other skills and qualifications, significant management experience and knowledge in the areas of finance, accounting, and institutional investing, in particular in the small capitalization sector. In 2002 Mr. Radziwill, together with Mr. O'Conner and Mr. Branch, made a significant equity investment in the Company and, as an independent Director of the Company, has been closely involved in its development and growth. In addition, his background and current positions afford him the ability to bring an international perspective to the Board. This insight will be increasingly valuable as the Company continues to expand its international operations.
THE BOARD OF DIRECTORS AND ITS COMMITTEES
The Company's Board of Directors is responsible for establishing broad corporate policies and for overseeing the overall management of the Company. In addition to considering various matters which require its approval, the Board of Directors provides advice and counsel to, and ultimately monitors the performance of, the Company's senior management.
There are three standing committees of the Board of Directors -- the Audit Committee, the Compensation Committee and the Nominating & Governance Committee. Committee assignments are re-evaluated annually and approved during the Board meeting that follows the annual meeting of shareholders. The Board of Directors has adopted charters for all of its standing Committees. Copies of these charters can be found on the Company's website at http://www.intlfcstone.com.
During the fiscal year ended September 30, 2011, the Board of Directors held six meetings. Each Director attended at least 75% of the total number of regular meetings of the Board. In addition, each Director attended at least 75% of the Board committee meetings of which he was a member in 2011.
The Company has adopted a formal policy regarding attendance by members of the Board of Directors at the Company's annual meeting of shareholders and at scheduled meetings of the Board of Directors. This policy is as follows:
Attendance of Directors at Meetings
The Board of Directors currently holds regularly scheduled meetings and calls for special meetings as necessary. Meetings of the Board may be held telephonically. Directors are expected to attend all Board meetings and meetings of the Committees of the Board on which they serve and to spend the time needed and meet as frequently as necessary to properly discharge their duties.
Directors are also expected to attend the annual meeting of shareholders. The Board believes that Director attendance at shareholder meetings is appropriate and can assist Directors in carrying out their duties. When Directors attend shareholder meetings, they are able to hear directly shareholder concerns regarding the Company. It is understood that special circumstances may occasionally prevent a Director from attending a meeting.
All of the Company's current Directors attended the 2011 annual meeting of the shareholders on February 24, 2011.

Audit Committee
The Audit Committee meets at least quarterly with the Company's management and independent accountants to, among other things, review the results of the annual audit and quarterly reviews and discuss the financial statements, select and engage the independent accountants, assess the adequacy of the Company's staff, management performance and procedures in connection with financial controls and receive and consider the accountants' comments on the Company's internal controls. The members of the Audit Committee during the 2011 fiscal year were: Daryl Henze (Chairman), John Radziwill, Justin R. Wheeler, Bruce Krehbiel and Brent Bunte. The Audit Committee met eight times during the 2011 fiscal year.
The Board has determined that each member of the Audit Committee who served during the Company's 2011 fiscal year is an "audit committee financial expert" within the meaning of Item 407(d)(5) of SEC Regulation S-K.
Compensation Committee
The Compensation Committee makes determinations concerning salaries and incentive compensation and otherwise determines compensation levels for the Company's executive officers and other key employees and performs such other functions regarding compensation as the Board may delegate. The members of the Compensation Committee during the 2011 fiscal year were: John M. Fowler (Chairman), John Radziwill, Robert A. Miller, Bruce Krehbiel and Eric Parthemore. The Compensation Committee met four times during the 2011 fiscal year.
Nominating & Governance Committee
The Nominating & Governance Committee reviews and evaluates the effectiveness of the Company's executive development and succession planning processes, as well as providing active leadership and oversight of these processes. The Nominating & Governance Committee also evaluates and recommends nominees for membership on the Company's Board of Directors and its committees and develops and recommends to the Board a set of effective corporate governance policies and procedures.
The members of the Nominating & Governance Committee during the 2011 fiscal year were: John Radziwill (Chairman), Eric Parthemore, Justin R. Wheeler, Brent Bunte and Diego Veitia. The Committee met four times during the 2011 fiscal year.
In September 2005, the Board of Directors adopted a formal policy concerning shareholder recommendations for candidates as nominees to the Board of Directors. The policy has been incorporated into the charter of the Nominating & Governance Committee which is posted on the Company's website. The policy is as follows:
The Nominating & Governance Committee is charged with recommending to the entire board a slate of Director nominees for election at each annual meeting of the shareholders. Candidates for Director nominees are selected for their character, judgment and business experience.
The Committee will consider recommendations from the Company's shareholders when establishing the slate of Director nominees to be submitted to the entire board. Such recommendations will be evaluated by the Committee using the same process and criteria that are used for recommendations received from Directors and executive officers. The Committee will consider issues of diversity, experience, skills, familiarity with ethical and corporate governance issues which the Company faces in the current environment, and other relevant factors. The Committee will make these determinations in the context of the perceived needs of the Company at the time.
Procedures by which Shareholders may submit Nominees for Director
For a shareholder to recommend a Director nominee to the Committee, the shareholder should send the recommendation to the Chairman of the Nominating & Governance Committee, c/o Corporate Secretary, INTL FCStone Inc., 1251 NW Briarcliff Parkway, Suite 800, Kansas City, Missouri  64116. The recommendation should include (a) the name, address and telephone number of the potential nominee; (b) a statement regarding the potential nominee's background, experience, expertise and qualifications; (c) a signed statement from the potential nominee confirming his or her willingness and ability to serve as a Director and abide by the corporate governance policies of the Company (including its Code of Ethics) and his or her availability for a personal interview with the Committee; and (d) evidence establishing that the person making the recommendation is a shareholder of the Company.

Recommendations which comply with the foregoing procedures and which are received by the Secretary before September 1 in any year will be forwarded to the Chairman of the Nominating & Governance Committee for review and consideration by the Committee for inclusion in the slate of Director nominees to be recommended to the entire Board for presentation at the annual meeting of shareholders in the following year. In evaluating Director nominees, the Nominating & Governance Committee considers the following factors:

•	the appropriate size of the Company's Board of Directors;

•	the needs of the Company with respect to the particular talents and experience of its Directors;

•
the knowledge, skills and experience of nominees, including experience in securities markets, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	familiarity with national and international business matters;

•	experience with accounting rules and practices; and

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh and diverse perspectives provided by new members.
The Nominating & Governance Committee's goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience.
Other than the foregoing, there are no stated minimum criteria for Director nominees, although the Nominating & Governance Committee may also consider such other factors as it may deem are in the best interests of the Company and its shareholders. The Nominating & Governance Committee also believes that it is appropriate for certain key members of the Company's management to serve as Directors.
The Nominating & Governance Committee identifies nominees by first evaluating the current members of the Board of Directors who are willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating & Governance Committee or the Board decides not to re-nominate a member for re-election, the Nominating & Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating & Governance Committee and Board of Directors are polled for suggestions as to individuals meeting the criteria of the Nominating & Governance Committee. Research may also be performed to identify qualified individuals. In consideration of the growth of the Company and the expanded international scope of the Company, it is anticipated the Company will strive to increase the diversity on the Board of Directors in the future. To date, the Company has not engaged third parties to identify or evaluate potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary.
Shareholder Communications with Non-Management Members of the Board
The Company has adopted a formal process for shareholder communications with the independent members of the Board. The policy, which is available on the Company's website, www.intlfcstone.com, is as follows:
Interested parties are invited to communicate with the non-management members of the Board by sending correspondence to the non-management members of the Board of Directors, c/o Corporate Secretary, INTL FCStone Inc., 1251 NW Briarcliff Parkway, Suite 800, Kansas City, Missouri  64116. or via e-mail to board@intlfcstone.com.
The Corporate Secretary will review all such correspondence and forward to the non-management members of the Board a summary of all such correspondence received during the prior month and copies of all such correspondence that deals with the functions of the Board or committees thereof or that otherwise is determined to require attention of the non-management Directors. Non-management Directors may at any time review the log of all correspondence received by the Company that is addressed to the non-management members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Chairman of the Audit Committee.
Board Leadership
A substantial majority of the members of the Board of Directors (ten of thirteen) are independent Directors. The three Board committees - Audit, Nominating and Governance, and Compensation - are comprised solely of and chaired by independent Directors; and at each regularly scheduled Board meeting, the non-management Directors meet in executive session without management Directors. The position of Chairman of the Board is separated from Chief Executive Officer, and the Chairman of the Board position is held by an independent Director.

Board's Role of Risk Oversight
The Board of Directors has oversight responsibility with respect to the Company's risk management processes. This includes working with management to determine and assess the Company's philosophy and strategy towards risk management and mitigation. Management is responsible for the day-to-day management of risk, and reports regularly to the Board and to specific committees on current and emerging risks and the Company's approach to avoiding the mitigating risk exposure. The Board reviews the Company's most significant risks and whether management, including the risk department of the Company, is responding consistently within the Company's overall risk management and mitigation strategy.
The Compensation Committee of the Board monitors the compensation programs of the Company, including reviewing the relationship between the Company's risk management policies and practices and compensation arrangements. Credit losses and trading losses are considered in the calculation of variable compensation of executives and Company revenue producers, and negative balances in one period are carried forward to succeeding periods. The Company periodically changes or adapts its compensation policies to address the specific risk profile of each business unit.
BOARD MEMBER INDEPENDENCE
The Board of Directors annually determines the independence of Directors based upon a review conducted by the Nominating & Governance Committee and the Board. No Director is considered independent if he is an executive officer or employee of the Company or has a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director.
The Board of Directors has determined that, in its judgment as of the date of this Proxy Statement, each of the Company's Directors, other than Sean O'Connor, Scott Branch and Paul Anderson, are independent Directors within the meaning of Rule 5600 of the NASDAQ Stock Exchange. Accordingly, all of the members of the Audit, Compensation and Nominating & Governance Committees are independent within the meaning of NASDAQ Rule 5600.

EXECUTIVE COMPENSATION -
COMPENSATION DISCUSSION AND ANALYSIS
This section contains a discussion of the Company's executive compensation program, including the objectives of the program, the policies underlying the program, the types of compensation provided by the program, and how the Company determined the compensation paid to each named executive officer.
Background
The Company's Compensation Committee has primary responsibility for the design and implementation of the Company's executive compensation program. The Committee directly determines the compensation for the Company's principal executive officers. The Committee receives recommendations from the Chief Executive Officer regarding the compensation of the President, the Chief Operating Officer, the Chief Financial Officer and the Chief Legal and Governance Officer. The Committee also supervises and reviews the compensation for the Company's other executive officers. The salaries for those officers are currently determined by one or more of the Company's principal executive officers.
For the 2011 fiscal year, the five principal executive officers were Sean M. O'Connor, who served as the Chief Executive Officer, Paul G. Anderson, who served as the President, Scott J. Branch, who served as the Chief Operating Officer, William J. Dunaway, who served as the Chief Financial Officer, and Brian T. Sephton, who served as the Chief Legal and Governance Officer.
The Company's executive compensation program has been designed to reflect the Company's vital need to attract and retain executives with specific skills and experience in the various businesses operated by the Company. In this regard, the success of these businesses is directly dependent on the ability of the Company's executives to generate operating income with an appropriate level of risk. The Company competes with larger and better capitalized companies for individuals with the required skills and experience. As a result, the Company must have a compensation program which provides its executives with a competitive level of compensation relative to the compensation available from the Company's competitors.
The Company's executive compensation program has also been designed to reward executives based on their contribution to the Company's success. The Compensation Committee believes that a compensation program which relies heavily on performance based compensation will both maximize the efforts of the Company's executives and align the interests of executives with those of shareholders. This form of compensation also allows the Company to compete for talented individuals since it is common in the financial services industry.

Objectives of the Company's Executive Compensation Program
The Company's executive compensation program is designed to meet three principal objectives:
•to provide competitive levels of compensation in order to attract and retain talented executives,
•to provide compensation which reflects the contribution made by each executive to the Company's success, and
•to encourage long term service to the Company by awarding equity based compensation.
Attract and Retain Talented Employees
The Company's success depends on the leadership of senior executives and the skills and experience of its other executives. In order to attract and retain highly capable individuals, the Company needs to ensure that the Company's compensation program provides competitive levels of compensation. Therefore, the Compensation Committee seeks to provide executives with compensation that is similar to the compensation paid by other financial services firms.
Provide Compensation Based on Performance
The Company believes that its continued success requires it to reward individuals based upon their contribution to the Company's success. Accordingly, a substantial portion of each executive's compensation is in the form of bonuses, which are paid based on both objective and subjective criteria.
Encourage Long-Term Service through Equity Awards
The Company seeks to encourage long-term service by making equity awards to the Company's executives. In the case of the principal executive officers, the Compensation Committee may elect to award a portion of the executive's bonus in the form of restricted stock. In the case of other executives, the Compensation Committee offers the executives the right to receive a portion of their bonuses in the form of restricted stock.
What the Executive Compensation Program is Designed to Reward
By linking compensation opportunities to performance of the Company as a whole, the Company believes the Company's compensation program encourages and rewards:
•Efforts by each executive to enhance firm-wide productivity and profitability
•Entrepreneurial behavior by each executive to maximize long-term equity value in the interest of all shareholders
Elements of Compensation
The Company's executive compensation program provides for the following elements of compensation:
•base salary
•bonus under established bonus plans with objective criteria
•discretionary bonus based on subjective criteria
•health insurance and similar benefits
Base Salary
The Company pays each executive officer an annual base salary in order to provide the executive with a predictable level of income and enable the executive to meet living expenses and financial commitments. The Compensation Committee views base salary as a way to provide a non-performance based element of compensation that is certain and predictable. The Compensation Committee believes the base salaries paid to the Company's executive officers in 2011 were modest compared to other financial service firms.
The annual base salaries for Sean M. O'Connor, Paul G. Anderson and Scott J. Branch in 2011 were $400,000, unchanged from 2010.The annual base salaries for William J. Dunaway and Brian T. Sephton in 2011 were $200,000, also unchanged from 2010.

Executive Performance Plan
The Company adopted the Executive Performance Plan (the “EPP”) in 2007 in order to provide bonuses to designated executives based upon objective criteria. The plan is structured to satisfy the requirements for performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code so that the compensation is deductible for federal income tax purposes. The EPP permits awards to be paid in cash, restricted stock or a combination of both.
The Company utilizes the EPP to reward the Company's five principal executive officers. Bonuses paid under the EPP are objective and are based on criteria established by the Company in advance. The Compensation Committee utilizes bonuses under the EPP as the Company's primary tool for encouraging executives to maximize productivity and profitability. Awards under the plan provide executives with an incentive to focus on aspects of the Company's performance that the Compensation Committee believes are key to the Company's success.
The Compensation Committee administers the EPP and has responsibility for designations of eligible participants and establishing specific “performance targets” for each participant in the plan. The performance targets may be based on one or more of the following business criteria, or on any combination of these criteria:
•increase in share price
•adjusted return on equity
•control of fixed costs
•control of variable costs
•adjusted EBITDA growth
The targets must be established while the performance relative to the target remains substantially uncertain within the meaning of Section 162(m).
With respect to adjusted EBITDA growth, the plan provides that earnings before interest, taxes, depreciation and amortization (“EBITDA”) for any year will be adjusted as follows: to the extent that any portion of the commodity inventory of the Company and its subsidiaries is valued pursuant to generally accepted accounting principles (“GAAP”) at the end of any year at the lower of cost or market value, the EBITDA for such year will be increased by the amount of any unrealized gains which the Company would have recognized in that year if such commodity inventory had been valued at market in accordance with GAAP.
With respect to adjusted return on equity and adjusted EBITDA growth, the plan generally requires that adjustments be made to return on equity or EBITDA, as the case may be, when determining whether the applicable performance targets have been met, so as to eliminate, in whole or in part, in any manner specified by the Committee at the time the performance targets are established, the gain, loss, income and/or expense resulting from the following items:

•	changes in accounting principles that become effective during the performance period;

•	extraordinary, unusual or infrequently occurring events reported in the Company's public filings, excluding early extinguishment of debt, and

•	the disposition of a business, in whole or in part.
The Committee may, however, provide at the time the performance targets are established that one or more of these adjustments will not be made as to a specific award or awards.
In addition, the Committee may determine at the time the goals are established that other adjustments will be made under the selected business criteria and applicable performance targets to take into account, in whole or in part, in any manner specified by the Committee, any one or more of the following:
•gain or loss from all or certain claims and/or litigation and insurance recoveries,
•the impact of impairment of tangible or intangible assets
•restructuring activities reported in the Company's public filings, and
•the impact of investments or acquisitions.
Each of these adjustments may relate to the Company as a whole or any part of the Company's business or operations, as determined by the Committee at the time the performance targets are established. The adjustments are to be determined in accordance with generally accepted accounting principles, unless another objective method of measurement is designated by the Committee. Finally, adjustments will be made as necessary to any business criteria related to the Company's stock to reflect changes in corporate capitalization, such as stock splits and certain reorganizations.

Concurrently with the selection of performance targets, the Committee must establish an objective formula or standard for calculating the maximum bonus payable to each participating executive officer. Under the plan, the maximum bonus for each fiscal year may not exceed $3,000,000 for any executive.
Over the five-year term of the plan, the maximum per participant amounts are thus $15,000,000 for each executive. Notwithstanding this overall maximum, the Committee has sole discretion to determine, pursuant to its “negative discretion,” whether to actually pay any of or the entire maximum permissible bonus or to defer payment or vesting of any bonus, subject in each case to the plan's terms and any other written commitment authorized by the Committee. The Committee is also authorized to exercise its negative discretion by establishing additional conditions and terms of payment of bonuses, including the achievement of other financial, strategic or individual goals, which may be objective or subjective, as it deems appropriate. Although the Committee may waive these additional conditions and terms, it may not waive the basic performance target as to the business criterion chosen for any particular period.
Bonuses will be paid in either cash or a combination of cash and restricted stock on a basis to be established by the Committee. In general, restricted stock is a grant of stock that is subject to forfeiture if specified vesting requirements are not satisfied.
If any portion of a bonus is payable in the form of restricted stock, then the restricted stock will be issued to the executive at a discount of 25% to the market value of the Company's common stock (determined as of the date that is 75 days following the end of the applicable performance period, or, if the committee has not determined the bonus by this date, 15 days after the amount of the bonus is determined and certified by the Committee). These shares of restricted stock will vest at the rate of one-third per year, with the first one-third to vest on the first anniversary of the award and each subsequent one-third to vest at the end of each subsequent anniversary, all as specified with greater particularity in an award agreement to be entered into in accordance with the Company's Restricted Stock Plan. In its discretion, the Committee may waive these provisions and elect to pay 100% of any bonus payable under the plan, regardless of amount, entirely in cash (for example, in the case of a participant who already holds a substantial number of shares). Likewise, in its discretion, the Committee may alter the vesting period or reduce the discount applicable to any restricted stock award.
In the event sufficient shares are not available pursuant to the Restricted Stock Plan, then the entire bonus will be payable in cash.
In the past, the Company allowed participants in the Executive Performance Plan to exchange up to 33% of any shares of restricted stock granted under the plan for options to acquire three times such number of shares of the Company's common stock pursuant to the 2003 Stock Option Plan.
The Compensation Committee elected to discontinue the ability of participants to exchange restricted stock granted under the performance plan for options effective with the 2011 fiscal year.
The performance plan may from time to time be amended, suspended or terminated, in whole or in part, by the Board of Directors or the Committee, but no amendment will be effective without Board and/or shareholder approval if such approval is required to satisfy the requirements of Section 162(m).
Application of Executive Performance Plan in 2011
For 2011, the Compensation Committee selected Sean M. O'Connor, Paul G. Anderson, Scott J. Branch, William J. Dunaway and Brian T. Sephton to be participants in the Executive Performance Plan. The potential bonuses for the participants were based on the following two performance targets: adjusted return on equity and increase in share price. The Compensation Committee established the target bonus for each executive based on an adjusted ROE target of 15% and an increase in stock price of 15%. These targets reflect the Company's internal goals for these items.

The potential bonuses for Messrs. O'Connor, Anderson and Branch based on these performance targets are set forth in the following table. The potential bonuses for Messrs. Dunaway and Sephton are one-half of these amounts.

Executive Performance Plan - Fiscal 2011
Performance Target		Performance Target
Adjusted ROE	Potential Bonus	Increase in stock price during 2011 fiscal year	Potential Bonus
Less than 10.0%	None	Less than 10.0%	None
10%	$300,000	10.0%	None
For every additional 0.1% from 10.1% to 12.5%, add	$14,000	For every additional 0.1% from 10.1% to 12.5%, add	$7,000
12.5%	$650,000	12.5%	$175,000
For every additional 0.1% from 12.5% to 15.0%, add	$14,000	For every additional 0.1% from 12.5% to 15.0%, add	$2,000
15%	$1,000,000	15%	$225,000
For every additional 0.1% from 15.0% to 17.5%, add	$14,000	For every additional 0.1% from 15.0% to 17.5%, add	$2,000
17.5%	$1,350,000	17.5%	$275,000
For every additional 0.1% from 17.5% to 20.0%, add	$14,000	For every additional 0.1% from 17.5% to 20.0%, add	$3,000
20.0% or more	$1,700,000	20%	$350,000
		For every additional 0.1% from 20.0% to 28.0%, add	$2,625
		More than 28.0%	$560,000
Bonuses Earned under Executive Performance Plan for 2011
Based on the Company's results for 2011, the amount of the bonuses earned under the EPP by the five participating executive officers were as follows:

Bonuses Earned Under 2011 Executive Performance Plan
Name	Nominal Amount (1)	Cash Amount (2)	Restricted Shares (3)
			(#)	Value
Sean O'Connor (4)	$955,723	$713,116	13,193	$323,492
Scott Branch (5)	$955,723	$713,116	13,193	$323,492
Paul Anderson (6)	$955,723	$713,116	13,193	$323,492
William Dunaway (7)	$477,861	$378,613	5,397	$132,334
Brian Sephton (8)	$477,861	$378,613	5,397	$132,334

(1)
This column sets forth the nominal amount of the bonus earned by each executive under the plan in 2011. A portion of this amount was paid in the form of a cash bonus and the balance was paid in the form of restricted stock valued at a discount of 25% to the market value of the Company's common stock.

(2)	This column sets forth the cash amount earned by each executive under the plan in 2011. These amounts were paid in fiscal 2012.

(3)
This column sets forth the number of shares of restricted stock awarded to each executive and the value of the shares calculated in accordance with the Stock Compensation Topic of the Accounting Standards Codification. These shares vest over a period of three years. These shares were granted on December 15, 2011, and had a fair market value of $24.52 per share on the date of grant.

(4)	This executive also received an additional discretionary cash bonus of $256,884 and an additional discretionary award of 4,752 restricted shares. See "Discretionary Bonuses" below.

(5)	This executive also received an additional discretionary cash bonus of $256,884 and an additional discretionary award of 4,752 restricted shares. See "Discretionary Bonuses" below.

(6)	This executive also received an additional discretionary cash bonus of $256,884 and an additional discretionary award of 4,752 restricted shares. See "Discretionary Bonuses" below.

(7)	This executive also received an additional discretionary cash bonus of $136,387 and an additional discretionary award of 1,944 restricted shares. See "Discretionary Bonuses" below.

(8)	This executive also received an additional discretionary cash bonus of $136,387 and an additional discretionary award of 1,944 restricted shares. See "Discretionary Bonuses" below.
Discretionary Bonuses
The Company may award discretionary bonuses to its executives based on a subjective evaluation of the executive's performance and the overall performance of the Company. These awards are in addition to bonuses paid under the Executive Performance Plan.
In the case of discretionary bonuses awarded to the principal executive officers, the discretionary bonuses are awarded in the form of cash, restricted stock or a combination of both, as determined by the Compensation Committee. The nominal amount of the portion of any bonus which is awarded in the form of restricted stock is issued at a 25% discount from the fair market value of the Company's common stock at the time of the award. The restricted stock vests over a period of three years.
In the case of discretionary bonuses awarded to other executive officers, the discretionary bonuses are awarded in the form of cash, unless the executive elects, prior to the end of the first quarter of each fiscal year, to receive a portion of any discretionary bonuses in the form of restricted stock. In the event that the executive makes such an election, then a portion of the nominal amount of the bonus is awarded in the form of restricted stock. As part of the restricted stock calculation, these other executive officers also elected prior to the end of the first quarter of each fiscal year whether to receive restricted stock based upon (i) the executive's first dollar of bonus or (ii) to the extent the bonus exceeds $75,000, and then also elects whether to allocate (a) 10%, (b) 20% or (c) 30% of the elected amount to restricted stock.The restricted shares are issued at a 25% discount from the fair market value of the Company's common stock at the time of the award. The restricted stock vests over a period of three years.
In 2011, the Compensation Committee utilized discretionary bonuses in order to adjust the total compensation paid to the five principal executives to an amount which the Compensation Committee believed to be appropriate in light of each executive's contribution to the Company's success for the fiscal year. In particular, the Committee evaluated the bonus granted under the Executive Performance Plan with respect to the increase in share price factor and noted the ending date as used for calculation purposes corresponded with a large decline in most equities, including the company's share price, due to external factors such as concerns about Greece and the Euro. These macro factors impacted the share price for a short period of time preceding the ending date of September 30, 2011, and the share price had recovered fully by mid-October. In the opinion of the Compensation Committee, the ending price was unrealistically low due to market anomalies and a volume weighted price was a more accurate reflection of the company's share price during the fiscal year, especially in light of the recovery of the share price immediately after the end of the fiscal year. Based upon a volume weighted price evaluation of share price performance during 2011, the Compensation Committee determined it was reasonable and fair to address the share price anomaly within the discretionary component of the EPP.
For 2011, the Compensation Committee elected to award discretionary bonuses in the following amounts to the five principal executive officers:

Discretionary Bonuses
Name	Nominal Amount (1)	Cash Amount (2)	Restricted Shares (3)
			(#)	Value
Sean O'Connor	$344,277	$256,884	4,752	$116,519
Scott Branch	$344,277	$256,884	4,752	$116,519
Paul Anderson	$344,277	$256,884	4,752	$116,519
William Dunaway	$172,139	$136,387	1,944	$47,667
Brian Sephton	$172,139	$136,387	1,944	$47,667

(1)
This column sets forth the nominal amount of the discretionary bonus awarded to each executive for services rendered during 2011. A portion of this amount was paid in the form of a cash bonus and the balance was paid in the form of restricted stock valued at a discount of 25% to the market value of the Company's common stock.

(2)	This column sets forth the cash amount of the discretionary bonus awarded to each executive for services rendered during 2011. These amounts were paid in fiscal 2012.

(3)
This column sets forth the number of shares of restricted stock awarded to each executive and the value of the shares calculated in accordance with the Stock Compensation Topic of the Accounting Standards Codification. These shares vest over a period of three years. These shares were granted on December 15, 2011, and had a fair market value of $24.52 per share on the date of grant.

Other Benefits
The Company provides medical, life insurance, disability and other similar benefits to executives and other employees. The Company intends these benefits to be generally competitive, in order to help in the Company's efforts to recruit and retain talented executives. The Company's executives participate in these benefit programs on the same basis as all of the Company's other employees. The Company's executives are also entitled to receive certain compensation in connection with the termination of their employment. See “Employment Agreements” below.
Summary Compensation Table
The following table sets forth information concerning the compensation of the Company's (a) Principal Executive Officer, (b) Principal Financial Officer, and (c) the other three most highly compensated executive officers as specified by SEC rules (the “named executive officers”) for the 2011, 2010 and 2009 fiscal years.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (4)	Change in Pension Value and Non-qualified Deferred Compensation Earnings (5)	All Other Compensation ($) (6)	Total ($)
Sean M. O'Connor Director and Chief Executive Officer	2011	400,000	256,884	455,826	—	713,116		10,413	1,836,239
	2010	362,500	405,000	175,466	20,532	—		10,312	973,810
	2009	175,000	331,094	66,200	71,163	428,906		11,500	1,083,863

Scott J. Branch Director, Chief Operating Officer	2011	400,000	256,884	455,826	—	713,116		10,413	1,836,239
	2010	362,500	405,000	175,466	20,532	—		10,312	973,810
	2009	175,000	331,094	66,200	71,163	428,906		11,500	1,083,863

Paul G. Anderson Director, President	2011	400,000	256,884	455,826		713,116	1,502	51,400	1,878,728
	2010	470,833	405,000				36,930	19,943	932,706
	2009 (7)

William J. Dunaway Chief Financial Officer	2011	200,000	136,387	164,186		378,613	383	23,856	903,425
	2010	216,667	210,000				663	17,733	445,063
	2009 (8)

Brian T. Sephton Chief Legal Officer	2011	200,000	136,387	164,186	—	378,613		10,413	889,599
	2010	189,167	210,000	157,727	16,325	—		10,312	583,531
	2009	135,000	196,898	197,153	55,216	314,725		14,000	912,992

(1)
The amounts in this column reflect discretionary cash bonuses awarded to the executive officers for services rendered in each fiscal year. In each case these cash bonuses were paid in the following fiscal year.

(2)
The amounts in this column represent the dollar amounts recognized by the Company for financial statement reporting purposes in each fiscal year in accordance with the Stock Compensation Topic of the Accounting Standards Codification. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For information on the valuation assumptions with respect to these awards, see Note 16 in the Company's consolidated financial statements for the fiscal year ended September 30, 2011, as set forth in the Company's Form 10-K for the 2011 fiscal year. These amounts reflect the Company's accounting expense for these awards, and do not correspond to the actual value that will be recognized by the named executive officers.

(3)
The amounts in this column represent the dollar amounts recognized for financial statement reporting purposes in each fiscal year on account of stock options granted to each of the named executive officers in accordance with the Stock Compensation Topic of the Accounting Standards Codification, including expense from stock options granted in earlier years. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For information on the valuation assumptions with respect to these option grants, see Note 16 in the Company's consolidated financial statements for the fiscal year ended September 30, 2011, as set forth in the Company's Form 10-K for the 2011 fiscal year. These amounts reflect the Company's accounting expense for these awards, and do not correspond to the actual value that will be recognized by the named executive officers.

(4)
The amounts in this column reflect cash bonuses earned by each executive officer in each fiscal year under the Executive Performance Plan. In each case, these bonuses were paid in the following fiscal year.

(5)
The amounts in this column only reflect the actuarial increase in the present value of the named executive officer's benefits under the qualified and non-qualified pension plans of FCStone assumed by the Company in connection with the acquisition of FCStone. The increase was determined using interest rate and mortality rate assumptions consistent with those used in the Company's consolidated financial statements and includes amounts which the named executive officer may not currently be entitled to receive because such amounts are not vested.

(6)
The amounts in this column represent (i) the dollar amount of matching contributions made by the Company under its 401(k) plan in 2011 and 2010 and its SIMPLE IRA plan in 2009, and (ii) for Messrs. Anderson and Dunaway, the value of certain Company vehicles transferred to them during 2011 as well as the incremental cost of their personal use of these vehicles prior to the transfer. For 2011, the matching contributions made by the Company under its 401(k) plan for each officer was $10,413. For Mr. Anderson, the value of the Company vehicle transferred to him was $36,322 and the incremental cost of his personal use of the vehicle in 2011 was $4,664. For Mr. Dunaway, the value of the Company vehicle transferred to him was $10,369 and the incremental cost of his personal use of the vehicle in 2011 was $3.074.

(7)	Mr. Anderson became an executive officer of the Company as of October 1, 2009 in conjunction with the acquisition of FCStone.

(8)	Mr. Dunaway became an executive officer of the Company as of October 1, 2009 in conjunction with the acquisition of FCStone.
Grants of Plan Based Awards - 2011
The following table sets forth information on plan based awards granted in the 2011 fiscal year to each of the Company's named executive officers. There can be no assurance that the amounts disclosed below will ever be realized. The amount of these equity awards that were expensed, and the amount of the non-equity awards that were earned in 2011, are shown in the Summary Compensation Table on page 15.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards		Estimated Future Payouts Under Equity Incentive Plan Awards		All other Stock Awards:	All Other Option Awards:
							Number of Shares of Stock or Units	Number of Securities Under- lying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Approval Date	Target ($)	Maximum ($) (1)	Target ($)	Maximum ($)
Sean M. O'Connor	12/14/2010	12/14/2010		2,260,000

Scott J. Branch	12/14/2010	12/14/2010		2,260,000

Paul G. Anderson	12/14/2010	12/14/2010		2,260,000

William J. Dunaway	12/14/2010	12/14/2010		1,130,000

Brian T. Sephton	12/14/2010	12/14/2010		1,130,000

(1)
The information in this row sets forth the maximum amount that could have been paid to each named executive officer under the Company's Executive Performance Plan for the year ended September 30, 2011. The potential payment under the plan for each named executive officer ranged from none to the maximum amount specified in the table, depending upon the achievement of the performance criteria for 2011. These criteria are described in the section entitled “Application of Executive Performance Plan in 2011” above.

Outstanding Equity Awards at Fiscal Year-End - 2011
The following table sets forth all outstanding equity awards held by the named executive officers as of September 30, 2011.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)

Sean M. O'Connor	112,500		2.50	3/7/2013	10,000 (1)	207,600
		80,000	7.282	12/5/2014	13,710 (3)	284,620
					5,377 (4)	111,627

Scott J. Branch	53,374		2.50	3/7/2013	10,000 (1)	207,600
		80,000	7.282	12/5/2014	13,710 (3)	284,620
					5,377 (4)	111,627

Paul G. Anderson	98,740		18.64	6/13/2016	5,377 (4)	111,627
	73,012		54.23	3/16/2017

William J. Dunaway	9,735		18.64	6/13/2016	2,264 (4)	47,001
	13,275		54.23	3/16/2017
		4,000	23.49	11/30/2014

Brian T. Sephton		60,000	6.62	12/5/2014	7,500 (1)	155,700
					6,478 (2)	134,483
					7,629 (3)	158,378
					2,264 (4)	47,001

(1)	These shares vest equally on December 5, 2011, 2012 and 2013.

(2)	These shares vested on December 12, 2011.

(3)	These shares vest equally on December 11, 2011 and 2012.

(4)	These shares vest equally on December 14, 2011, 2012 and 2013.

(5)	Based on the closing price of the Company's common stock on September 30, 2011.
Options Exercised and Stock Vested- 2011 Fiscal Year
The following table sets forth the number of shares of common stock acquired during 2011 by each named executive officer upon the exercise of options or through the vesting of restricted stock.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Sean M. O'Connor	20,000	431,400 (1)	9,515	225,451
Scott J. Branch	25,000	546,750 (2)	9,515	225,451
Paul G. Anderson	—	—	—	—
William J. Dunaway	—	—	—	—
Brian T. Sephton	—	—	12,075	285,742

(1)	These amounts reflect the exercise of 20,000 options at an exercise price of $2.50 per share.

(2)	These amounts reflect the exercise of 25,000 options at an exercise price of $2.50 per share.

Pension Plans
On September 30, 2009, the Company assumed the FCStone qualified noncontributory defined benefit pension plan in connection with the acquisition of FCStone. The plan was frozen to new employees prior to the acquisition. Additionally, prior to the acquisition, the plan was amended to freeze all future benefit accruals, and accordingly no additional benefits accrue for active participants under the plan. The Company's funding policy as it relates to this plan is to fund amounts that are intended to provide for benefits attributed to service to date. Messrs. Anderson and Dunaway are the only named executive officers who are participants in the plan.
Mr. Anderson also has a supplemental non-qualified pension plan that has substantially the same provisions as the defined benefit pension plan.
The table below shows the actuarial present value of accumulated benefits payable to Mr. Anderson and Mr. Dunaway, determined using interest rate and mortality rate assumptions consistent with those used in the Company's consolidated financial statements, the number of years of service credited to each such named executive officer under the plans, and the payments made during the 2011 fiscal year to each such named executive officer.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Paul G. (Pete) Anderson	Qualified noncontributory defined benefit plan	21	800,175	52,739
	Supplemental non-qualified pension plan	21	2,127,754	—

William J. Dunaway	Qualified noncontributory defined benefit plan	8	52,144	—
Nonqualified Deferred Compensation
On September 30, 2009, the Company assumed the obligations of FCStone under three deferred compensation plans, consisting of a CEO deferred contribution plan, a mutual commitment compensation plan and an individual non-qualified compensation plan for Mr. Anderson and Mr. Dunaway.
The following table sets forth information with respect to Mr. Anderson and Mr. Dunaway concerning contributions, earnings and distributions under the three former FCStone plans in the 2011 fiscal year, as well as the fiscal year-end balances as of September 30, 2011.

Name	Plan Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)

Paul G. (Pete) Anderson	CEO Deferred Compensation Plan			(17,919)		407,319
	Individual Deferred Compensation Plan			1,502	496,601	994,853

William J. Dunaway	Mutual Commitment Compensation Plan					115,975
	Individual Deferred Compensation Plan			383	118,558	261,358
CEO Deferred Compensation Plan. Under the FCStone CEO deferred compensation plan, deferred compensation was credited to Mr. Anderson in January of each year in an amount equal to 15% of his annual incentive bonus for the preceding fiscal year. Each contribution to the deferred compensation plan vested in equal amounts over a five-year period, commencing on December 31 of the year in which the contribution is made. The last contribution to the plan was made by FCStone in 2008, and no further contributions have been made to the plan. If Mr. Anderson leaves the Company due to his total disability, death or retirement (which continues for a period of at least one year), his deferred compensation will fully vest. If he leaves the Company for any other reason, he will be entitled only to the vested portion of his deferred compensation and will lose the right to any unvested amounts.

Mutual Commitment Compensation Plan. Under the FCStone mutual commitment compensation plan, participants were eligible to receive deferred compensation awards. Deferred compensation was credited to the participant within 60 days after the end of each fiscal year in an amount targeted to equal a percentage of the participant's annual base salary for such fiscal year. Each contribution to the plan vests after five years. Mr. Dunaway is the only named executive officer who participates in the plan. No awards were made to Mr. Dunaway under the plan in 2011. If Mr. Dunaway leaves the Company due to his total disability, death or retirement, and he is not in violation of his employment agreement, his deferred compensation will continue to vest. If Mr. Dunaway leaves the Company for any other reason, he will be entitled only to the vested portion of his deferred compensation and will lose the right to any unvested amounts.
Individual Deferred Compensation Plan. Under the FCStone individual deferred compensation plan, for Mr. Anderson and Mr. Dunaway, in 2008, FCStone awarded deferred compensation in the amount of $1,967,083 to Mr. Anderson and $501,072 to Mr. Dunaway. The plan was adopted to replace the awards earned in 2008 by Mr. Anderson and Mr. Dunaway under FCStone's Executive Long Term Incentive Plan. The plan provides that the deferred amounts will be paid in four equal annual installments, commencing on November 5, 2009. The amount of each payment also includes an amount equal to interest that would have accrued on the principal balance at a benchmark rate specified in the plan. In order to receive the payment, the participant must be an employee on the date of the payment or have received a vested right to the payment based on the criteria set forth in the Executive Long Term Incentive Plan.
Employment Agreements
The Company has entered into employment agreements with each of the named executive officers other than William J. Dunaway.
Employment Agreements with Sean M. O'Connor, Scott J. Branch and Brian T. Sephton
The employment agreements for each of Sean M. O'Connor, Scott J. Branch and Brian T. Sephton currently has a term of one year, and is automatically renewed for an additional term of one year unless either party elects to terminate the agreement.
Under each agreement, the executive is entitled to an annual base salary. The current base salary for Mr. O'Connor and Mr. Branch is $400,000 and the current base salary for Mr. Sephton is $200,000.
Under each agreement, the executive is entitled to an annual bonus in an amount to be determined by the Board of Directors and to participate in all benefit plans generally available to other senior executives.
Each agreement prohibits the executive from soliciting away any customers and employees during the 12 months immediately following any termination of his employment.
Each agreement provide that the executive is entitled to receive severance in the event of the termination of his employment. In the event of termination for cause or voluntary resignation, each executive is entitled to payment of his base salary for a period of 30 days. In the event of termination without cause, each of Mr. O'Connor and Mr. Branch are entitled to payment of his base salary for the longer of the current term of his agreement (which is a maximum of one year) or six months, and Mr. Sephton is entitled to payment of his base salary for four months.
If each of the executives had been terminated for cause or voluntary resignation as of September 30, 2011, they would have been entitled to the following termination payments: Mr. O'Connor ($33,333), Mr. Branch ($33,333) and Mr. Sephton ($16,667). If each of the executives had been terminated by the Company without cause as of September 30, 2011, they would have been entitled to the following termination payments: Mr. O'Connor ($200,000), Mr. Branch ($200,000) and Mr. Sephton ($66,667). These amounts would be payable in a lump sum.
The Company reserves the right to make additional payments to terminated employees if the Company determines that such payments are in the Company's best interests. The Company also has the right to fully vest executives in their equity awards upon retirement and in certain other termination of services circumstances.

Employment Agreement with Paul G. Anderson
On October 5, 2009, the Company appointed Paul G. Anderson as President. Mr. Anderson had previously served as an executive officer of FCStone. As a result of the merger with FCStone on September 30, 2009, the Company assumed the existing employment agreement between FCStone and Mr. Anderson.
The employment agreement with Mr. Anderson has a five-year term ending on August 31, 2012. Under this agreement, Mr. Anderson is currently entitled to receive a minimum annual base salary of $400,000, which is reviewed annually and may be increased by the Board of Directors or the Compensation Committee of the Board of Directors. In addition, Mr. Anderson is eligible for an annual performance-based bonus, as determined according to bonus eligibility criteria set by the Board of Directors or compensation committee. He also is eligible to participate in all employee and executive pension and welfare benefit plans and programs, fringe benefits and perquisites generally available to other senior executives, as amended from time to time. The agreement provides that Mr. Anderson will receive the following payments upon termination of his employment:

•
if Mr. Anderson dies during the term of his employment, his legal representatives will receive any unpaid base salary through the date of his death, any earned but unpaid annual performance-based bonus, a pro-rated annual bonus for the fiscal year in which he died based on the actual bonus determined and paid at the end of such year, and any vested and accrued compensation and benefits under the agreement or other plan, policy, program, agreement or arrangement for him.

•
if the Company terminates Mr. Anderson's employment due to his physical or mental disability, he will receive any earned but unpaid annual performance-based bonus, a pro-rated annual bonus for the fiscal year in which the termination occurs based on the actual bonus determined and paid at the end of such year, and any vested and accrued compensation and benefits under the agreement or other plan, policy, program, agreement or arrangement for him. In addition, prior to such termination, the Company will continue to pay his compensation, less any disability payments he receives under any applicable short-term or long-term disability policies or plans.

•
if Mr. Anderson terminates his employment without “good reason,” or the Company terminates his employment for “cause,” he will receive any unpaid base salary through the date of termination, and any vested and accrued compensation and benefits under the agreement or other plan, policy, program, agreement or arrangement for him.

•
if Mr. Anderson terminates his employment for “good reason” or the Company terminates his employment other than on account of death or disability or for “cause,” he will receive any unpaid base salary through the date of termination, any earned but unpaid annual performance-based bonus, a pro-rated annual bonus for the fiscal year in which the termination occurs based on the actual bonus determined and paid at the end of such year, an amount equal to 200% of the sum of his then current annual base salary and prior year annual performance-based bonus, and any vested and accrued compensation and benefits under the agreement or other plan, policy, program, agreement or arrangement for him.

The agreement prohibits Mr. Anderson from competing with the Company or soliciting away any customers and employees during the 18 months immediately following any termination of his employment.

Potential Payments upon Change of Control
Messrs. O'Connor, Branch and Sephton are not entitled to any benefits, including acceleration of equity awards, upon a change in control of the Company. Mr. Anderson and Mr. Dunaway are entitled to certain benefits upon termination of employment following a change of control under the FCStone's change in control severance plan assumed by the Company as a result of the acquisition of FCStone.
The FCStone severance plan provides that if, during a change in control period, a participant terminates his employment for “good reason,” or the Company terminates the participant's employment other than for “cause” or on account of death or disability, the Company will pay the participant, in a lump sum, as follows:

•
an amount equal to base salary through the date of termination, bonus calculated as the average of the prior two fiscal years' bonus allocated for the portion of the year in which the participant was employed with the Company, and any accrued unpaid vacation pay;

•	an amount equal to the product of the participant's multiple (which is 36 months in the case of Mr. Anderson and 24 months in the case of Mr. Dunaway) times:

•	the participant's highest monthly base salary during the 12 month period prior to the date of termination of employment, plus

•
the quotient of (a) the participant's average annualized annual incentive compensation awards to the participant during the three fiscal years immediately preceding the fiscal year in which employment is terminated, divided by (b) 12;

•	an amount equal to the value of any unvested employer contributions under any qualified defined contribution retirement plan; and

•
an amount equal to 50% of the average annualized equity compensation expense that has been recognized by the Company for financial reporting purposes for awards granted to the participant under any long-term incentive plans during the two immediately preceding fiscal years.

In addition, for a period following the termination of employment of 36 months in the case of Mr. Anderson and 24 months in the case of Mr. Dunaway, the Company will continue to provide the participant and his dependents with such medical, accident, disability and/or life insurance coverage as the Company provided him prior to the date of such termination. Finally, the Company will pay the participant a tax “gross-up” for excise tax payable by the participant under section 4999 of the Internal Revenue Code in connection with the severance benefits.
If, during a change in control period, a participant terminates his employment without “good reason,” or the Company terminates his employment for “cause,” the Company will pay the participant, in a lump sum, his salary through the date of termination, any unpaid bonus and other compensation and benefits for the most recently completed fiscal year, any accrued unpaid vacation pay, and any other amounts or benefits to which the participant is entitled through the date of termination under any other plan, policy, or agreement.
The change in control period is defined as the two year period following the earlier of the date (1) the Company enters into an agreement that would result in a change in control, (2) the Company announces its intention to take actions, or consider taking actions that would result in a change in control, (3) any person becomes a beneficial owner of 10% or more of the voting power of our then-outstanding securities, or (4) the Board of Directors adopts resolutions approving any of the foregoing or any change in control. For purposes of the Severance Plan, a “change of control period” commenced on July 2, 2009, when FCStone announced the proposed merger with the Company. That "change of control period" expired during fiscal year 2011, and no "change of control period" presently exists.
The termination of a participant's employment will be for “cause” if, (1) it would be a termination for “cause” under the participant's employment agreement, (2) the participant intentionally engages in an act of misconduct that materially impacts the goodwill or business of the Company; (3) the participant willfully breaches a fiduciary trust for personal profit; or (4) the participant intentionally violates any law, rule or regulation.
A participant may terminate his employment for “good reason” during a change in control period if, without the participant's consent, (1) he resigns for good reason under his employment agreement, (2) there is a reduction in his base salary as in effect immediately prior to the change in control period, (3) there is a diminution of the participant's position, authority, duties or responsibilities in effect immediately prior to the change in control period that is not cured, or (4) he is required to relocate.

The following table shows the potential payments for Mr. Anderson and Mr. Dunaway upon certain termination of employment without cause or with good reason after a change of control, if the termination had occurred on September 30, 2011. Fully vested benefits are not included in the table unless the form, amount or terms of the benefit would be enhanced or accelerated by the termination event.

Benefit	Termination w/o Cause or for Good Reason After Change in Control

Paul G. (Pete) Anderson
Salary and bonus severance payment (1)	$3,000,000
50% of equity compensation payment (2)
Continuation of insurance coverage (3)	36,000
Tax gross-up (4)
Unvested deferred compensation (5)
Total for Mr. Anderson (6)	$3,036,000

William J. Dunaway
Salary and bonus severance payment (1)	$1,000,000
50% of equity compensation payment (2)	3,416
Continuation of insurance coverage (3)	24,516
Tax gross-up (4)
Unvested deferred compensation (5)	253,418
Total for Mr. Dunaway (6)	$1,281,350

(1)
Represents the amount calculated pursuant to the Severance Plan equal to the product of the participant's multiple (36 months in the case of Mr. Anderson and 24 months in the case of Mr. Dunaway) times the sum of:

•	the participant's highest monthly base salary during the 12 month period prior to termination, and

•	one month of the participant's average annualized incentive compensation award during the three preceding fiscal years.

(2)
Represents the amount calculated pursuant to the Severance Plan equal to 50% of average annualized equity compensation expense for long-term incentive plan awards granted during the two preceding fiscal years.

(3)
Represents the amount calculated pursuant to the Severance Plan equal to our estimated incremental cost for medical, accident, disability and/or life insurance continuation coverage following termination of employment for 36 months in the case of Mr. Anderson and 24 months in the case of the other participants.

(4)
The Severance Plan provides for a tax gross-up for any excise taxes payable under Section 4999 of the Internal Revenue Code. There was no tax gross payment required as of September 30, 2011 because the payments to be made by the Company to the participants would not be subject to such excise taxes.

(5)	The Severance Plan provides for the payment of an amount equal to the value of any unvested employer contributions made on the participant's behalf under any deferred compensation plans.

(6)	With the exception of the continuation of insurance coverage, all amounts would be paid to the participant in a lump sum.

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on our review and discussion with management, the Compensation Committee recommended to the Board of Directors, and the Board has approved, that the Compensation Discussion and Analysis be included in the Proxy Statement.
THE COMPENSATION COMMITTEE
John M. Fowler, Chairman
Bruce Krehbiel
Robert A. Miller
Eric Parthemore
John Radziwill
The Compensation Committee report in this proxy statement shall not be deemed incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
DIRECTOR COMPENSATION
The Board of Directors has retained the oversight of Director compensation and has not delegated that function to any of its committees. The Board periodically reviews its non-executive Director compensation to determine if any adjustments are necessary in order for the Company to attract and retain qualified Directors.
The Company reimburses non-executive Directors for reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee of the Board of Directors.
For the 2011 fiscal year, the Company's non-executive Directors received the following amounts:

•	$50,000 per year for service as a Director.

•	$28,000 per year for service as chairman of the Board.

•	$10,000 per year for service as chairperson of the Audit Committee.

•	$5,000 per year for service as chairperson of the Compensation Committee.

•	$5,000 per year for service as chairperson of the Nominating & Governance Committee.

•	$15,000 for service as chairperson of the Special Committee.

•	$7,500 for service as a member of the Special Committee.

•	A grant of restricted stock having a fair value of $25,000.
For the 2012 fiscal year, the Company's non-executive Directors will receive the following amounts:

•	$70,000 per year for service as a Director.

•	$28,000 per year for service as chairman of the Board.

•	$15,000 per year for service as vice-chairman of the Board.

•	$10,000 per year for service as chairperson of the Audit Committee.

•	$5,000 per year for service as chairperson of the Compensation Committee.

•	$5,000 per year for service as chairperson of the Nominating & Governance Committee.

•	A grant of restricted stock having a fair value of $30,000.

No Director who serves as an employee of the Company receives compensation for services rendered as a Director.
During the 2011 fiscal year, each non-executive Director was given the option to participate in the Company's restricted stock program which operates in conjunction with the Restricted Stock Plan. Each of the non-executive Directors elected to participate in fiscal 2011. Participants in the Restricted Stock Plan were allowed to choose the percentage (10%, 20% or 30%) of their compensation payable to them to be exchanged for shares of restricted stock.
All non-executive Directors are reimbursed for out-of-pocket expenses incurred in the performance of their services for the Company. The Company also extends coverage to Directors under the Company's directors and officers' indemnity insurance policies.
The following chart summarizes the 2011 compensation for the Company's non-executive Directors for the fiscal year ended September 30, 2011.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1) (3)	Option Awards ($) (2) (3)	All Other Compensation ($)	Total ($)

Brent Bunte	35,000	41,678	1,376		78,054
John M. Fowler	53,500	41,522	—		95,022
Jack Friedman	52,325	53,362	—		105,687
Daryl Henze	42,000	48,037	—		90,037
Bruce Krehbiel	35,000	42,520	—		77,520
Robert A. Miller, Ph.D.	40,000	37,531	—		77,531
Eric Parthemore	35,000	42,520	—		77,520
John Radziwill	46,000	41,522	—		87,522
Diego J. Veitia	39,900	50,608	—		90,508
Justin R. Wheeler	42,500	41,678	1,376		85,554

(1)
The amounts in this column represent the fair value of restricted stock awards granted to each non-executive Director in fiscal 2011. Fair value is calculated using the closing price of the Company's stock on the date of grant. For additional information, refer to Note 16 to the Company's consolidated financial statements for the fiscal year ended September 30, 2011, set forth in the Company's Form 10-K for the 2011 fiscal year. These amounts reflect the Company's accounting expense for these awards, and do not correspond to the actual value that will be recognized by the named Directors. All non-executive Directors elected to participate in the Company's restricted stock program which operates in conjunction with the Restricted Stock Plan. Each non-executive Director exchanged a portion of his Director's fees for shares of restricted stock valued at a discount of 25% to the fair market value on date of grant.

(2)
The Compensation Committee elected to discontinue the ability of participants to exchange restricted stock granted under the performance plan for options effective with the 2011 fiscal year. The amounts in this column represent the dollar amount recognized for financial statement reporting purposes with respect to the 2011 fiscal year of the expense recognized by the Company in accordance with the Stock Compensation Topic of the Accounting Standards Codification. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For information on the valuation assumptions with respect to option grants made prior to fiscal 2011, see Note 16 to the Company's consolidated financial statements for the fiscal year ended September 30, 2011, set forth in the Company's Form 10-K for the 2011 fiscal year. These amounts reflect the Company's accounting expense for these awards, and do not correspond to the actual value that will be recognized by the named non-executive Directors.

(3)	As of September 30, 2011, the aggregate number of shares underlying outstanding stock options and restricted stock for each of our non-executive Directors was:

Name	Aggregate Number of Shares Underlying Outstanding Stock Options	Aggregate Number of Shares Underlying Outstanding Restricted Stock

Brent Bunte	13,314	3,042
John M. Fowler	5,000	4,248
Jack Friedman	19,314	3,661
Daryl Henze	2,728	3,410
Bruce Krehbiel	24,927	3,112
Robert A. Miller, Ph.D.	5,000	4,410
Eric Parthemore	18,872	3,112
John Radziwill	5,000	4,411
Diego J. Veitia	5,000	5,476
Justin R. Wheeler	5,114	4,574

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
Shareholders are being asked to ratify and approve the selection of KPMG LLP (“KPMG”) as our independent registered public accounting firm for the 2012 fiscal year. The selection of KPMG was made by the Audit Committee of our Board of Directors. KPMG served as the Company's independent auditors during fiscal years 2010 and 2011, and served as the independent auditors of FCStone Group, Inc. and its predecessor firm since 1980. In connection with the audit of our 2012 fiscal year financial statements, the Company entered into an engagement agreement with KPMG which sets forth the terms by which KPMG will perform audit services for the Company. That agreement is subject to alternative dispute resolution procedures. The ratification and approval by shareholders of the selection of KPMG effectively would also be a ratification of that agreement.
Audit services provided by KPMG for our 2011 fiscal year included the examination of the consolidated financial statements of the Company and services related to our periodic filings with the SEC. The services provided by KPMG are more fully described in this proxy statement under the captions “Audit Committee Report” and “Independent Auditor Fees.”
Representatives of KPMG are expected to be present at the 2012 annual meeting (either in person or by teleconference), will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.
Shareholder ratification of the selection of KPMG as the Company's independent registered public accountants is not required by the Company's bylaws or otherwise. However, the Board is submitting the appointment of KPMG to the stockholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may appoint a different independent accounting firm at any time during the year if the Committee determines that such a change would be in the best interests of the Company and its shareholders.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

AUDIT COMMITTEE REPORT
Audit Committee Report
The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Company's independent registered public accountants are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity to accounting principles generally accepted in the United States.
The Audit Committee operates under a written charter approved by the Board, a copy of which may be found on the Company's website, www.intlfcstone.com. The Charter provides, among other things, that the Audit Committee has full authority to engage the independent auditor, independent advisors, and consultants.
In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and the independent accountants the Company's audited financial statements. The Audit Committee also has discussed with the independent accountants the matters required to be discussed by PCAOB Rule 3200T regarding "Communication with Audit Committees." This review included a discussion with management and the independent auditor of the quality (not merely the acceptability) of the Company's accounting principles, the reasonableness of significant estimates and judgments, and the disclosures in the Company's financial statements, including the disclosures relating to critical accounting policies. In addition, the Audit Committee has received from the independent accountants the written disclosures and letter required by the applicable requirements of the PCAOB for independent auditor communications with audit committees concerning independence, has discussed with the independent accountants their independence from the Company and its management, and has considered whether the independent accountants' provision of non-audit services to the Company is compatible with maintaining the accountants' independence.
The Audit Committee discussed with the Company's independent accountants the overall scope and plans for their respective audits. The Audit Committee met with the independent accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. In addition, the Audit Committee met with the Chief Executive Officer and Chief Financial Officer of the Company to discuss the processes that they have undertaken to evaluate the accuracy and fair presentation of the Company's financial statements and the effectiveness of the Company's systems of disclosure controls, including the clarity of the disclosures, and procedures and internal control over financial reporting. Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2011 for filing with the Securities and Exchange Commission and selected KPMG LLP to serve as the Company's independent auditors for 2012.
Respectfully submitted,
THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Daryl Henze (Chairman)
Brent Bunte
Bruce Krehbiel
John Radziwill
Justin Wheeler
The Audit Committee report in this proxy statement shall not be deemed incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
Independent Auditor Fees
KPMG, the Company's independent registered public accountants for the fiscal years ending September 30, 2011 and 2010, performed the review of each of the Company's quarterly reports for the 2011 and 2010 fiscal years and the audit of the Company's financial statements for the years ended September 30, 2011 and 2010.
The following table presents fees billed for professional audit and other services rendered by KPMG for the periods presented.

	Fiscal Year 2011	Fiscal Year 2010
Audit Fees (1)	$995,000	1,167,545 (4)
Audit Related Fees (2)	128,600	83,352
Tax Fees (3)	21,640	46,340
All Other Fees	—	—

Total	$1,145,240	$1,297,237

(1)
Audit Fees consist of fees billed for professional services rendered for the audit of the Company's consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services normally provided in connection with regulatory filings or engagements.

(2)
Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees," including registration statement filings, as well as fees billed for professional services rendered for audits of subsidiaries of the Company in connection with statutory and regulatory filings or engagements.

(3)	Tax Fees consist of fees billed for assistance in responding to inquiries with respect to previous tax years during which KPMG acted as the tax preparer.

(4)	This amount for fiscal year 2010 also includes audit fees billed in fiscal year 2011 for services rendered during the fiscal year ended September 30, 2010.
The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the Company's independent auditor. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. During the 2011 fiscal year, 100% of the audit and non-audit services were pre-approved by the Audit Committee.

PROPOSAL 3 - APPROVAL OF THE PROPOSED 2012 RESTRICTED STOCK PLAN
The Board of Directors has approved a new restricted stock plan (the "2012 Restricted Stock Plan") under which the Company would be authorized to issue restricted stock to executive officers, Directors and employees. The Restricted Stock Plan is subject to shareholder approval. The 2012 Restricted Stock Plan is intended to replace the 2007 Restricted Stock Plan that will expire prior to the 2012 Annual Meeting.
The full text of the Restricted Stock Plan is set forth in Exhibit A to this proxy statement.
The purpose of the Restricted Stock Plan is to support the Company's long-term business objectives in a manner consistent with its executive compensation philosophy. The Board believes that by allowing the Company to offer its employees restricted stock awards, the Company will promote the following key objectives:

•	aligning the interest of employees with those of the shareholders through increased employee ownership of the Company; and

•	attracting, motivating and retaining experienced and highly qualified employees who will contribute to the Company's financial success.
The Board is also seeking approval of the Restricted Stock Plan in order to be able to grant restricted stock awards under the Company's proposed 2012 Executive Performance Plan. The performance plan is described under Proposal 4 of this proxy statement.
All employees and Directors of the Company and its affiliates will be eligible to receive awards under the Restricted Stock Plan. There are approximately 914 persons eligible to receive awards under the 2012 Plan.
A maximum of 1,500,000 shares will be available for restricted stock awards under the 2012 Restricted Stock Plan. The Board believes that this number represents a reasonable amount of potential equity dilution and provides a powerful incentive for employees to increase the value of the Company for all shareholders.
The Board recognizes that equity awards dilute existing stockholders. The Compensation Committee reviews the Company's equity program regularly to ensure that the Company balances the goal of compensating and motivating our employees against our stockholders' interest in limiting dilution from equity grants.
As of the date of this proxy statement, the Company had 18,908,082 outstanding shares of common stock. The maximum number of shares of common stock that could be issued under outstanding options and under existing plans, excluding the 1,500,000 new shares available under the 2012 Restricted Stock Plan and the additional 1,000,000 shares added to the 2003 Stock Option Plan (as discussed in Proposal 5), is 2,120,415 shares, which represents 11.2% of the shares currently outstanding. If shareholders approve the 2012 Restricted Stock Plan and the increase in the authorized shares under the 2003 Stock Option Plan, then the maximum number of shares of common stock that could be issued under outstanding options and under all plans would be 4,620,415 shares, which would represent 24.4% of the shares currently outstanding.
The following summary describes briefly the principal features of the 2012 Restricted Stock Plan, which is attached as Exhibit A to this Proxy Statement. This summary does not purport to be complete and is subject to and qualified in its entirety by the provisions of the 2012 Restricted Stock Plan.
Plan Administration
The selection of employee participants in the Restricted Stock Plan, the level of participation of each participant and the terms and conditions of all awards will be determined by the Compensation Committee. It is intended that each member of the Compensation Committee will be an "independent director" for purposes of the Company's Corporate Governance Guidelines, the Compensation Committee's charter and the NASDAQ listing requirements; a "non-employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and an "outside director" within the meaning of Section 162(m) of the Code. Currently, the Compensation Committee is comprised of five Directors, each of whom meet all of these independence criteria. The Compensation Committee will have the discretionary authority to interpret the Restricted Stock Plan, to prescribe, amend and rescind rules and regulations relating to the Restricted Stock Plan, and to make all other determinations necessary or advisable for the administration of the Restricted Stock Plan. The Committee may delegate authority to administer the Restricted Stock Plan as it deems appropriate, subject to the express limitations set forth in the Restricted Stock Plan. In the case of awards under the Restricted Stock Plan to non-executive Directors, the powers of the Compensation Committee will be exercised by the full Board.

Limits on Plan Awards
The Board has reserved a maximum of 1,500,000 shares for issuance pursuant to restricted stock awards under the Restricted Stock Plan.
Shares delivered under the Restricted Stock Plan will be authorized but unissued shares of common stock, treasury shares or shares purchased in the open market or otherwise. To the extent that any award payable in shares is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made, the shares covered thereby will no longer be charged against the maximum share limitation and may again be made subject to awards under the Restricted Stock Plan. Any shares exchanged by a participant or withheld from a participant as full or partial payment to the Company of the exercise price or the tax withholding upon exercise or payment of an award will not be returned to the number of shares available for issuance under the Restricted Stock Plan.
Eligibility and Participation
All of the employees of the Company and its affiliates, as well as the Company's non-executive Directors, will be eligible to participate in the Restricted Stock Plan. From time to time, the Compensation Committee (or as to non-executive Directors, the Board) will determine who will be granted awards, the number of shares subject to such grants and all other terms of awards.
Restricted Stock
A restricted stock award represents shares of common stock that are issued subject to restrictions on transfer and vesting requirements as determined by the Compensation Committee. Vesting requirements may be based on the continued service of the participant for specified time periods or on the attainment of specified business performance goals established by the Committee or both. Subject to the transfer restrictions and vesting requirements of the award, the participant will have the same rights as one of the Company's shareholders, including all voting and dividend rights, during the restriction period, unless the Committee determines otherwise at the time of the grant.
Section 162(m) Awards
Awards of restricted stock may qualify under Section 162(m) if they are granted in accordance with the Company's proposed 2012 Executive Performance Plan and the performance conditions specified thereunder. Under Section 162(m), the terms of the award must state, in terms of an objective formula or standard, the method of computing the amount of compensation payable under the award, and must preclude discretion to increase the amount of compensation payable under the terms of the award (but may give the Compensation Committee discretion to decrease the amount of compensation payable).
Effect of Change in Control
The Compensation Committee may include provisions in any awards under the Restricted Stock Plan which address a "change in control". The Compensation Committee has not yet adopted any policy with respect to this matter.
Limited Transferability
All shares of restricted stock granted under the Restricted Stock Plan are nontransferable except upon death, either by the participant's will or the laws of descent and distribution or through a beneficiary designation, or in the case of nonqualified options, during the participant's lifetime to immediate family members of the participant and others as may be approved by the Compensation Committee.
Adjustments for Corporate Changes
In the event of recapitalizations, reclassifications or other specified events affecting the Company or shares of the Company's common stock, appropriate and equitable adjustments may be made to the number of shares of common stock available for grant, as well as to other maximum limitations under the Restricted Stock Plan, and the number of shares of common stock under outstanding awards.
Term, Amendment and Termination
The Restricted Stock Plan will have a term of five years expiring on the earlier of (i) the fifth (5th) anniversary of the date of its approval by the shareholders of the Company; or (ii) February 15, 2017, unless terminated earlier by the Board of Directors. The Board may at any time and from time to time and in any respect amend or modify the Plan, provided that no amendment shall be made without shareholder approval, if it would (i) materially increase the number of shares available under the Plan, (ii) materially expand the types of awards available under the Plan, (iii) materially expand the class of persons eligible to participate in the Plan, (iv) materially extend the term of the Plan, (v) materially change the method of determining the exercise price of an award, or (vi) otherwise require approval by the shareholders of the Company in order to comply with applicable law or the rules of the principal national securities exchange upon which the common stock is traded or quoted. No such amendment referred to above shall be effective unless and until it has been approved by the shareholders of the Company. Notwithstanding the foregoing, with respect to awards subject to Section 409A of the Code, any amendment, suspension or termination of the Plan or any such award shall conform to the requirements of Section 409A of the Code. Except as otherwise expressly provided in the Plan, no termination, suspension or amendment of the Plan or award shall adversely affect the right of any Participant with respect to any outstanding award, as determined by the Compensation Committee, without the written consent of the participant or the permitted transferee of the award.
Plan Benefits
Future benefits under the Restricted Stock Plan are not currently determinable.
U.S. Tax Treatment of Awards
Under current United States federal income tax regulations, restricted stock is generally subject to ordinary income tax at the time the restrictions lapse, unless the recipient elects to accelerate recognition as of the date of grant. At that time, the Company will generally be entitled to a corresponding federal income tax deduction at the same time the participant recognizes ordinary income.
Tax Treatment of Awards to Directors and to Employees outside the United States
The grant and exercise of awards under the Restricted Stock Plan to Directors and to employees outside the United States may be taxed on a different basis.
On January 4, 2012, the closing price of the Company's common stock traded on the NASDAQ was $24.16 per share.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE 2012 RESTRICTED STOCK PLAN.

PROPOSAL 4 - APPROVAL OF THE 2012 EXECUTIVE PERFORMANCE PLAN
The Board of Directors and the Compensation Committee have approved a new performance-based plan for executive officers and other key employees or officers who are, or in the opinion of the committee may become, executive officers. The new plan is intended to replace the 2007 Executive Performance Plan which expired in 2011.
The full text of the performance plan is set forth in Exhibit B to this proxy statement.
The purpose of the performance plan is to promote the success of the Company by providing performance incentives in a manner that preserves, for tax purposes, the Company's ability to deduct that compensation. The plan is structured to satisfy the requirements for performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code and related IRS regulations. Section 162(m) requires that the certain material terms of the plan, including the eligibility, business criteria and maximum amounts payable, be approved by the Company's shareholders. The plan permits awards to be paid in cash and/or restricted stock.
The Compensation Committee will administer the plan and is charged with responsibility for designating eligible participants and establishing specific "performance targets" for each participant in the plan. The performance targets may be based on one or more of the following business criteria (which are defined in Section 2 of the plan), or on any combination thereof, on a consolidated basis:

•	increase in share price

•	adjusted return on equity

•	control of fixed costs

•	control of variable costs

•	adjusted EBITDA growth
The targets must be established while the performance relative to the target remains substantially uncertain within the meaning of Section 162(m). The performance measurement periods are typically a single fiscal year, but may include more than one fiscal year, from October 1, 2011 through September 30, 2016.
With respect to adjusted EBITDA growth, the plan provides that earnings before interest, taxes, depreciation and amortization ("EBITDA") for any year will be adjusted as follows: to the extent that any portion of the commodity inventory of the Company and its subsidiaries is valued pursuant to generally accepted accounting principles ("GAAP") at the end of any year at the lower of cost or market value, the EBITDA for such year will be increased by the amount of any unrealized gains which the Company would have recognized in that year if such commodity inventory had been valued at market in accordance with GAAP.
With respect to adjusted return on equity and adjusted EBITDA growth, the plan generally requires that adjustments be made to return on equity or EBITDA, as the case may be, when determining whether the applicable performance targets have been met, so as to eliminate, in whole or in part, in any manner specified by the Committee at the time the performance targets are established, the gain, loss, income and/or expense resulting from the following items:

•	changes in accounting principles that become effective during the performance period;

•	extraordinary, unusual or infrequently occurring events reported in the Company's public filings, excluding early extinguishment of debt, and

•	the disposition of a business, in whole or in part.
The Committee may, however, provide at the time the performance targets are established that one or more of these adjustments will not be made as to a specific award or awards.
In addition, the Committee may determine at the time the goals are established that other adjustments will be made under the selected business criteria and applicable performance targets to take into account, in whole or in part, in any manner specified by the Committee, any one or more of the following:

•	gain or loss from all or certain claims and/or litigation and insurance recoveries,

•	the impact of impairment of tangible or intangible assets,

•	restructuring activities reported in the Company's public filings, and

•	the impact of investments or acquisitions.

Each of these adjustments may relate to the Company as a whole or any part of the Company's business or operations, as determined by the Committee at the time the performance targets are established. The adjustments are to be determined in accordance with generally accepted accounting principles, unless another objective method of measurement is designated by the Committee. Finally, adjustments will be made as necessary to any business criteria related to the Company's stock to reflect changes in corporate capitalization, such as stock splits and certain reorganizations.
It is contemplated that the Committee will establish specific annual performance targets that must be met in order for annual bonuses to be paid under the plan to executive officers subject to Section 162(m). Concurrently with the selection of performance targets, the Committee must establish an objective formula or standard for calculating the maximum bonus payable to each participating executive officer. Under the plan, the maximum bonus for each fiscal year may not exceed $5,000,000 for any executive.
Over the five-year term of the plan, the maximum per participant amounts are thus $25,000,000 for each executive. Notwithstanding this overall maximum, the Committee has sole discretion to determine, pursuant to its "negative discretion," whether to actually pay any or all of the maximum permissible bonus or to defer payment or vesting of any bonus, subject in each case to the plan's terms and any other written commitment authorized by the Committee. The Committee is also authorized to exercise its negative discretion by establishing additional conditions and terms of payment of bonuses, including the achievement of other financial, strategic or individual goals, which may be objective or subjective, as it deems appropriate. Although the Committee may waive these additional conditions and terms, it may not waive the basic performance target as to the business criterion chosen for any particular period.
Bonuses will be paid in either cash or a combination of cash and restricted stock on a basis to be established by the Committee. In general, restricted stock is a grant of stock that is subject to forfeiture if specified vesting requirements are not satisfied.
If any portion of a bonus is payable in the form of restricted stock, then the restricted stock will be issued to the executive at a discount of 25% to the market value of the Company's common stock (determined as of the date that is 75 days following the end of the applicable performance period, or, if later, 15 days after the amount of the bonus is determined and certified by the Committee). These shares of restricted stock will vest at the rate of one-third per year, with the first one-third to vest at the end of the first year and each subsequent one-third to vest at the end of each subsequent year, all as specified with greater particularity in an award agreement to be entered into in accordance with the proposed Restricted Stock Plan. In its discretion, the Committee may waive these provisions and elect to pay 100% of any bonus payable under the plan, regardless of amount, entirely in cash (for example, in the case of a participant who already holds a substantial number of shares). Likewise, in its discretion, the Committee may alter the vesting period or reduce the discount applicable to any restricted stock award.
In the event sufficient shares are not available pursuant to the Restricted Stock Plan (or the proposed 2012 Restricted Stock Plan is not approved by shareholders), then the entire bonus will be payable in cash.
At the option of the Committee, a participant may be granted the right to elect to exchange all or a portion of the shares of the restricted stock award for options to acquire shares of the Company's common stock pursuant to and in accordance with the Company's Stock Option Plan (the “substitute options”). The substitute options will have such terms as may be approved by the Committee, subject to the terms of the Company's Stock Option Plan. The Committee is not allowing an exchange of restricted stock for options at this time.
The Company is separately requesting shareholders to approve the adoption of the proposed 2012 Restricted Stock Plan. The terms of the Restricted Stock Plan are described in Proposal 3 in this proxy statement. The maximum number of restricted shares that may be granted to any one participant during the five-year term of the performance plan is 40,000 shares per year, subject to stock splits and certain other changes in corporate capitalization.
The performance plan may from time to time be amended, suspended or terminated, in whole or in part, by the Board of Directors or the Committee, but no amendment will be effective without Board and/or shareholder approval if such approval is required to satisfy the requirements of Section 162(m).
Awards for 2012
For 2012, the Compensation Committee selected Sean M. O'Connor, Paul G. Anderson, Scott J. Branch, William J. Dunaway and Brian T. Sephton to be participants in the Executive Performance Plan. The potential bonuses for the participants were based on the following two performance targets: adjusted return on equity and increase in share price.
The participants will be eligible for bonuses for fiscal year 2012 based on the attainment of the performance targets for the year and the Committee's ability to exercise its negative discretion to reduce the amount of any bonus. Therefore, the amounts that the Company will pay under the plan for fiscal year 2012 (or future years) are not yet determinable.

The potential bonuses for Messrs. O'Connor, Anderson and Branch based on these performance targets are set forth in the following table. The potential bonuses for Messrs. Dunaway and Sephton are one-half of these amounts.

Performance Target		Performance Target

Adjusted ROE	Bonus	Increase in Stock Price during 2012 fiscal year	Bonus	Total

8%	$200,000	8.0%	$50,000	$250,000

For every additional 10 b.p., add	$10,000	For every additional 10 b.p., add	$2,500	$12,500
10%	$400,000	10.0%	$100,000	$500,000
For every additional 10 b.p., add	$12,800	For every additional 10 b.p., add	$3,200	816,000
12.5%	$720,000	12.5%	$180,000	$900,000
For every additional 10 b.p., add	$14,400	For every additional 10 b.p., add	$3,600	$18,000
14.5%	$1,080,000	15%	$270,000	$1,350,000
For every additional 10 b.p., add	$16,000	For every additional 10 b.p., add	$4,000	$20,000
17%	$1,480,000	17.5%	$370,000	$1,850,000
For every additional 10 b.p., add	$17,600	For every additional 10 b.p., add	$4,400	$22,000
19.5%	$1,920,000	20%	$480,000	$2,400,000
For every additional 10 b.p., add	$19,200	For every additional 10 b.p., add	$4,800	$22,000
22%	$2,400,000	28%	$600,000	$3,000,000
Other Compensation
The performance plan is not exclusive. The Company may pay cash and other bonuses and other compensation to certain named officers and other officers under other authority of the Board of Directors or applicable law. The Company is separately requesting shareholders to approve an amendment to the 2003 Stock Option Plan. The terms of the amendment are described in Proposal 5 in this proxy statement. Notwithstanding the result of the proposed amendment to the 2003 Stock Option Plan, the Company reserves the right to issue stock options under the 2003 Stock Option Plan. You are not being asked at the meeting to approve any such other compensation.
If the performance plan is not approved by the Company's shareholders, the Company currently contemplates that any bonuses for fiscal year 2012 for named executive officers would be discretionary. Any such bonuses then paid would not be deductible under Section 162(m) to the extent that (when combined with other non-exempt compensation paid) they exceed the $1,000,000 individual limit on non-exempt compensation paid to certain named executive officers.

Recommendation of the Board of Directors
The Board of Directors believes, in general, that it is desirable and in the best interest of the Company and its shareholders to enable the Company's executive performance plan to comply with the requirements of Section 162(m), while retaining the flexibility to make compensation decisions that may not meet Section 162(m) standards in appropriate cases. The Board believes that the performance plan provides important incentives that complement the Company's existing policies and other plans in linking significant portions of executive compensation to the Company's performance. The plan also serves the Company's interests by granting the Committee extensive discretion to evaluate the criteria and other factors by which performance is to be measured and to determine the actual amount of each eligible executive's annual bonus within the maximum limits imposed.
Changes from the 2007 Executive Performance Plan
The 2012 Executive Performance Plan is substantially similar to the Company's 2007 Executive Performance Plan that expired in 2011. The principal differences are as follows:

•
The 2012 Plan has the same five business criteria as the 2007 plan, although the definitions for the criteria have been modified to more clearly reflect adjustments based on the value of the Company's commodities inventory on a marked to market basis and changes in estimated values of forward commitments to purchase and sell commodities.

•
The 2012 Plan utilizes a weighted average formula over a period of 40 days for purposes of determining changes in the price of the Company's stock. The 2007 Plan utilized the closing price on the last day of each fiscal year.

•
The 2012 Plan provides that the Compensation Committee may allow participants that receive restricted stock grants to exchange such awards for stock options to terms to be determined by the committee. The 2007 Plan granted this right to participants in all cases.

•	The 2012 Plan increases the maximum amount of any award to any participant from $3,000,000 to $5,000,000 in any year, and from $15,000,000 to $25,000,000 during the life of the Plan.

The Board believes that these changes will make the 2012 Plan operate in a more consistent manner, while providing the Compensation Committee with additional discretion in the establishing the form of compensation that can be earned under the Plan.
FOR THE FOREGOING REASONS, THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE 2012 EXECUTIVE PERFORMANCE PLAN.

PROPOSAL 5 - APPROVAL OF AN AMENDMENT TO INCREASE THE NUMBER OF SHARES AUTHORIZED TO BE ISSUED UNDER THE COMPANY'S 2003 STOCK OPTION PLAN
General
In December 2002, the Board of Directors adopted, and the shareholders subsequently approved, the Company's 2003 Stock Option Plan (the "Option Plan"). The shareholders also approved amendments to the Option Plan in 2004, 2006 and 2009.
In December 2011, the Board of Directors adopted an amendment to the Option Plan to increase the number of shares authorized for issuance under the Option Plan from 2,250,000 shares to 3,250,000 shares. The increase will be cancelled if the amendment is not approved by the shareholders of the Company at the Annual Meeting.
At the present time, the Company has issued options covering 1,499,519 shares. As a result, if the amendment is not approved by the shareholders, the Company will only have 750,481 shares of the Company's common stock available for issuance under the Option Plan.
The Board of Directors of the Company believes that stock options are a key aspect of the Company's ability to attract and retain qualified personnel in the face of high demand for qualified personnel. The Board has approved an amendment to increase the aggregate number of shares of common stock authorized for issuance under the Option Plan by 1,000,000 shares, subject to shareholder approval, in order to ensure that the Company is able to continue to grant stock options to employees and consultants at levels determined appropriate by the Board.
On December 16, 2011, the Board of Directors approved a grant of stock options with respect to 925,000 shares to certain executives of the Company and its subsidiaries, subject to the approval and ratification by the shareholders of this Proposal 5. The agreements governing these options provide that the options will be cancelled in the event the shareholders of the Company do not approve this Proposal 5. The recipients of these options include certain executive officers of the Company, as shown in the following table.

Grant of Non-Qualified Stock Options
Name and Position	Number of Options	Exercise Price ($)	Expiration Date

Sean O'Connor, Chief Executive Officer and Director	200,000	25.91	December 16, 2022

Scott Branch, Chief Operating Officer and Director	200,000	25.91	December 16, 2022

William Dunaway, Chief Financial Officer	80,000	25.91	December 16, 2022

Brian Sephton, Chief Legal & Governance Officer	80,000	25.91	December 16, 2022
The exercise price of the options was equal to 110% of the closing price of the Company's common stock on December 16, 2011. The options have a term of 10 years and will vest ratably over a period of 4 years commencing on the fifth anniversary after the date of grant.
In the event that this Proposal 5 is not approved by the shareholders, and as a consequence the Company is unable to continue to grant options at competitive levels, the Company's management believes that it will negatively affect the Company's ability to meet its needs for highly qualified personnel and its ability to manage future growth. Without these additional shares, management expects that the current shares available for grant under the Option Plan will not be sufficient to maintain our option grant practices during the 2012 fiscal year.
The Compensation Committee of the Board of Directors administers the Option Plan and determines the number of options to be granted thereunder, subject to an annual limitation on the total number of options that may be granted to any employee. Information on stock options granted to each of the Company's five most highly compensated executed officers is included in the section of this Proxy Statement entitled "Executive Compensation".
Plan Description
The following summary describes briefly the principal features of the Option Plan, which is attached as Exhibit C to this Proxy Statement. This summary does not purport to be complete and is subject to and qualified in its entirety by the provisions of the Option Plan.

Purpose
The purpose of the Option Plan is to advance the growth and development of the Company by affording an opportunity to Directors, executives, consultants and key employees of the Company and its affiliates to purchase shares of the Company's common stock and to provide incentives for them to put forth maximum efforts for the success of the Company's business.
Eligibility
The Option Plan provides that awards may be granted to Directors, consultants, officers, and executive, managerial, and other key employees of the Company or any parent or subsidiary of the Company. All employees of the Company and its subsidiaries are currently eligible to participate in the Plan.
Shares Subject to the Option Plan
Prior to the amendment, the total number of shares of common stock that could be issued by the Company under the Option Plan was 2,250,000 shares. The amendment increased this to 3,250,000 shares. If and to the extent an option granted under the Option Plan expires or terminates for any reason whatsoever, in whole or in part, the shares (or remaining shares) of stock subject to that particular option shall again be available for grant under the Option Plan.
Administration
The Option Plan is currently administered by the Compensation Committee of the Board of Directors of the Company, subject to final approval by the Board of Directors. The Compensation Committee may issue incentive stock options ("Incentive Options") within the meaning as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not qualify as Incentive Options ("Nonqualified Options"). In addition, the Compensation Committee shall have the discretion to determine the employees, Directors and consultants to whom options are to be granted and the number of shares subject to the options.
General Conditions
The Option Plan sets forth certain general conditions relating to the options that may be granted thereunder:

•	the maximum term of any Incentive Option shall be 10 years;

•
an option shall be exercisable only as long as the optionee is in "continuous employment" with any parent, subsidiary or successor thereof or is continually on the Board of Directors of the Company; and

•	an option granted under the Option Plan shall not be assignable or transferable other than by will or the laws of descent and distribution.
Stock Options
The option price of stock options granted under the Option Plan shall not be less than 100% of the fair market value of the stock on the date the option is granted. The option price of stock options granted under the Option Plan to any individual who possesses more than 10% of the combined voting power of all classes of common stock of the Company shall not be less than 110% of the fair market value of the stock on the date the option is granted.
Options shall become exercisable as provided by the Board in each option agreement. An option shall terminate upon the occurrence of the following conditions:

•	the expiration of one year after termination of employment by death or disability;

•	immediately upon termination for cause;

•	the expiration of 90 days after termination of employment for a reason other than death, disability or cause; or

•	the expiration of 90 days after the removal or resignation of the optionee from the Board.
The Option Plan contains certain additional conditions applicable to options designated as Incentive Options. Incentive Options may be granted only to employees. No employee may be granted Incentive Options exercisable for the first time in any calendar year in which Incentive Options have an aggregate fair market value of stock (determined for each Incentive Option at its date of grant) in excess of $100,000. An Incentive Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company shall have a per-share exercise price of not less than 110% of the fair market value of the stock on the date the option is granted.

Payment of the exercise price may be made in cash, by certified bank check, in shares of the Company's common stock or any combination of the foregoing. At the discretion of the Board, the Company may also accept a promissory note, secured or unsecured, in the amount of the option price.
Plan Termination and Amendment
Under its terms, the Option Plan will terminate on December 19, 2012. Furthermore, the Option Plan may be amended or terminated at any time by the Board. Any termination shall not affect any award then outstanding. Amendments to the Option Plan may be made without shareholder approval, except as such shareholder approval may be required by law or the rules of a national securities exchange, or if the amendment would increase the number of shares that may be issued under the Option Plan, or modify the requirements as to eligibility for participation in the Option Plan.
Federal Tax Treatment of Options
If an option is granted to an employee in accordance with the terms of the Option Plan, no income will be recognized by such employee at the time the option is granted.
Generally, on exercise of a Nonqualified Option, the amount by which the fair market value of the shares of the stock on the date of exercise exceeds the purchase price of such shares will be taxable to the optionee as ordinary income, and will be deductible for tax purposes by the Company in the year in which the optionee recognizes the ordinary income. The disposition of shares acquired upon exercise of a Nonqualified Option under the Option Plan will ordinarily result in long-term or short-term capital gain or loss (depending on the applicable holding period) in an amount equal to the difference between the amount realized on such disposition and the sum of the purchase price and the amount of ordinary income recognized in connection with the exercise of the Nonqualified Option.
Section 16(b) of the Exchange Act generally subjects executive officers, directors and 10% shareholders of the Company to potential liability if they both buy and sell shares of the Company's stock within a six-month period. In the case of employees who are subject to these rules, generally, unless the employee elects otherwise, the relevant date for measuring the amount of ordinary income to be recognized upon the exercise of a Nonqualified Option will be the later of (i) the date the six-month period following the date of grant lapses and (ii) the date of exercise of the Nonqualified Option.
Generally, upon exercise of an Incentive Option, an employee will not recognize any income and the Company will not be entitled to a deduction for tax purposes. However, the difference between the purchase price and the fair market value of the shares of stock received on the date of exercise will be treated as a positive adjustment in determining alternative minimum taxable income, which may subject the employee to the alternative minimum tax. The disposition of shares acquired upon exercise of an Incentive Option under the 2003 Option Plan will ordinarily result in long-term or short-term capital gain or loss (depending on the applicable holding period). Generally, however, if the employee disposes of shares of stock acquired upon exercise of an Incentive Option within two years after the date of grant or within one year after the date of exercise (a "disqualifying disposition"), the employee will recognize ordinary income, and the Corporation will be entitled to a deduction for tax purposes, in the amount of the excess of the fair market value of the shares on the date of exercise over the purchase price (or, in certain circumstances, the gain on sale, if less). Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the shares on the date of exercise of the Incentive Option will ordinarily constitute capital gain. In the case of an employee subject to the Section 16(b) restrictions discussed above, the relevant date in measuring the employee's ordinary income and the Company's tax deduction in connection with any such disqualifying disposition will normally be the later of (i) the date the six-month period after the date of grant lapses or (ii) the date of exercise of the Incentive Option.
If an option is exercised through the use of stock previously owned by the employee, such exercise generally will not be considered a taxable disposition of the previously owned shares and, thus, no gain or loss will be recognized with respect to such shares upon such exercise. However, if the previously owned shares were acquired through the exercise of an Incentive Option or other tax-qualified stock option and the holding period requirement for those shares was not satisfied at the time they were used to exercise an Incentive Option, such use would constitute a disqualifying disposition of such previously owned shares resulting in the recognition of ordinary income (but, under proposed Treasury Regulations, not any additional capital gain) in the amount described above. If any otherwise qualifying Incentive Option becomes first exercisable in any one year for shares having a value in excess of $100,000 (grant date value), the portion of the option in respect of such excess shares will be treated as a Nonqualified Option.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO INCREASE THE NUMBER OF SHARES AUTHORIZED TO BE ISSUED UNDER THE 2003 OPTION PLAN.

PROPOSAL 6 - OTHER MATTERS
The Board of Directors does not know of any other matters that will be presented for consideration at the 2012 annual meeting. If any other matters are properly brought before the 2012 annual meeting, the persons appointed as proxies will vote on such matters in accordance with their best judgment.

MANAGEMENT
The following table lists certain information about the executive officers of the Company:

Name	Age	Director Since	Officer Since	Position with the Company
Sean M. O'Connor	49	2002	2002	Director and Chief Executive Officer
Paul G. Anderson	59	2009	2009	Director and President
Scott J. Branch	49	2002	2002	Director and Chief Operating Officer
William J. Dunaway	40	—	2009	Chief Financial Officer
Brian T. Sephton	54	—	2004	Chief Legal and Governance Officer
Nancey M. McMurtry	64	—	2003	Vice President
David A. Bolte	52	—	2010	Corporate Secretary
James W. Tivy	44	—	2008	Group Controller
The background of each of the Company's executive officers who also serve as a Director is set forth in Proposal 1 - Election of Directors. The backgrounds of Mr. Dunaway, Mr. Sephton, Ms. McMurtry, Mr. Bolte and Mr. Tivy are set forth below.
William J. Dunaway was appointed Chief Financial Officer of the Company on October 5, 2009 following the merger with FCStone. From January 2008 until the merger, Mr. Dunaway was the Chief Financial Officer of FCStone. Mr. Dunaway has over 17 years of industry experience with FCStone and its predecessor companies, including service as the Executive Vice President and Treasurer.
Brian T. Sephton was appointed Chief Legal and Governance Officer of the Company on October 5, 2009 following the merger with FCStone. Mr. Sephton joined the Company in December 2004 as its Executive Vice President and was appointed Chief Financial Officer effective January 1, 2005. From 1999 until 2004, Mr. Sephton served as Senior Vice President of Standard New York Securities in Miami, Florida, with responsibilities for managing the activities of an office specializing in Latin American investment banking and investment advisory businesses. Mr. Sephton qualified as both a chartered accountant and an attorney in South Africa.
Nancey M. McMurtry joined the Company in 1988 and currently serves as Vice President and Global Head of Compliance. Prior to 2003, she served as Assistant Secretary of the Company, and from 2003 to 2010 she served as Corporate Secretary for the Company. Under her service as Vice President and Global Head of Compliance, Ms. McMurtry serves in various capacities within the group of companies, as well as being in charge of all compliance functions within the group of companies.
David A. Bolte was appointed as the Company's Corporate Secretary effective January 1, 2010. Mr. Bolte has over 16 years of industry experience with FCStone, or one of its predecessor companies, most recently as Corporate Counsel, Vice-President of Compliance and Secretary for FCStone and its subsidiary companies. Mr. Bolte has been a member of the Iowa Bar since 1987.
James W. Tivy joined the Company in 2008 and currently serves as its Group Controller. From 2006 through 2007 Mr. Tivy served as the Manager of Financial Reporting for Hard Rock International, which was a subsidiary of Rank Group, Plc. From 2004 until 2006 Mr. Tivy served as the Accounting Manager of Faro Technologies, Inc., a Nasdaq listed corporation. Mr. Tivy has been a CPA since 1995.

Code of Ethics
The Company has adopted a Code of Ethics which applies to the Company's officers, Directors and employees. A copy of the Company's Code of Ethics is available on the Company's website www.intlfcstone.com.
The Code of Ethics governs the behavior of all the Company's employees, officers and Directors, including the named executive officers. The Code of Ethics provides that no employee shall engage in any transaction involving the Company if the employee or a member of his or her immediate family has a substantial interest in the transaction or can benefit directly or indirectly from the transaction (other than through the employee's normal compensation), unless the transaction or potential benefit and the interest have been disclosed to and approved by the Company.
If one of the Company's executive officers has the opportunity to invest or otherwise participate in such a transaction, the policy requires the executive to contact the President and the Chairman of the Audit Committee. Any such transaction must be approved by the Audit Committee.
The Code of Ethics has been adopted by the Board of Directors and any exceptions to the policies set forth in the Code of Ethics must be requested in writing addressed to the Audit Committee of the Board of Directors. If an executive officer requests an exception, the request must be delivered to the Chairman of the Audit Committee and no exceptions shall be effective unless approved by the Audit Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information concerning the beneficial ownership of the Company's common stock as of December 31, 2011, by:
each person known by the Company to own more than 5% of the Company's common stock, each Director and nominee for Director of the Company,
each of the Company's executive officers named in the “Summary Compensation Table” and all of the Company's executive officers and Directors of the Company as a group.

Name	Number of Shares Beneficially Owned (1) (2)	Percent of Class
Bares Capital Management, Inc.(3)	2,227,023	11.77%
Leucadia National Corporation (4)	1,614,448	8.53%
Sean M. O'Connor (5) (6) (7)	1,299,766	6.82%
St. James Trust (8)	780,434	4.12%
Scott J. Branch (9) (10) (11)	1,090,703	5.74%
Barbara Branch (12)	367,647	1.94%
John Radziwill (13) (14) (15) (16)	858,091	4.53%
Goldcrown Asset Management Ltd. (17)	569,853	3.01%
Paul G. Anderson (18)	232,800	1.22%
Diego J. Veitia (19) (20)	100,286	*
Brian T. Sephton (21)	120,076	*
Jack Friedman (22)	112,563	*
Brent Bunte (23)	76,592	*
Bruce Krehbiel (24)	81,232	*
Nancey McMurtry (25)	48,909	*
Eric Parthemore (26)	44,685	*
John M. Fowler (27)	35,461	*
Robert A. Miller (28)	28,394	*
William J. Dunaway (29)	35,540	*
James W. Tivy (30)	12,433	*
Justin R. Wheeler (31)	7,662	*
David A. Bolte (32)	10,836	*
Daryl Henze (33)	8,435	*
All Directors and executive officers as a group (18 persons)(34)	4,204,464	21.63%
*Less than 1.0%

(1)	Except as otherwise noted, all shares were owned directly with sole voting and investment power.

(2)	Includes shares of common stock that can be acquired under outstanding options within 60 days from December 31, 2011 and restricted shares granted through December 31, 2011.

(3)	The address of Bares Capital Management, Inc. is 221 W 6th Street, Suite 1225 Austin, TX 78701

(4)	The address of Leucadia National Corporation is 315 Park Ave. S., New York, New York 10010.

(5)	The address of Sean M. O'Connor is 708 Third Avenue, 15th Floor, New York, New York 10017.

(6)	Includes 780,434 shares held by The St. James Trust. Mr. O'Connor is an advisor to The St. James Trust and his family members are among the beneficiaries of the Trust.

(7)	Includes 132,500 shares that Mr. O'Connor may acquire under outstanding stock options and 30,566 restricted shares. As of December 31, 2011, 133,246 of these shares were held in a margin account.

(8)	The address of the St. James Trust is Standard Bank Offshore Trust Company Jersey Ltd., Standard Bank House, 47-49 La Motte Street, St. Helier, Jersey JE4 8XR, Channel Islands.

(9)	Scott J. Branch's address is 708 Third Avenue, 15th Floor, New York, New York 10017.

(10)	Includes 367,647 shares owned by Mr. Branch's spouse, Barbara Branch.

(11)	Includes 80,041 shares that Mr. Branch may acquire under outstanding stock options and 35,050 restricted shares.

(12)	Barbara Branch's address is 708 Third Avenue, 15th Floor, New York, New York 10017.

(13)	Includes 4,079 restricted shares and 1,667 shares issuable upon the exercise of stock options.

(14)	Includes 569,853 shares owned by Goldcrown Asset Management Limited. Mr. Radziwill is a Director and a beneficial owner of more than 10% of Goldcrown Asset Management Limited.

(15)	Includes 282,492 shares owned by Humble Trading Limited. Mr. Radziwill is affiliated with Humble Trading Limited but disclaims beneficial ownership of these shares.

(16)	The address of John Radziwill is c/o INTL, 1st Floor, Moor House, 120 London Wall, London, EC2Y 5ET, UK.
(17) The address of Goldcrown Asset Management Limited is 16 Phillips Hatch, Wonersh, Guildford, GU5 0PX, UK.

(18)	Includes 171,752 shares issuable upon the exercise of stock options exercisable following the merger and 21,529 restricted shares.

(19)
Includes 80,000 shares held by The Diego J. Veitia Family Trust (the "Veitia Family Trust"). Mr. Veitia is the settlor, sole trustee and primary beneficiary of the Veitia Family Trust. Also includes 18,619 shares individually and in Veitia and Associates, of which Mr. Veitia is the sole owner. As of December 31, 2011, 80,000 of these shares were held in a margin account. Includes 1,667 shares issuable upon the exercise of stock options.

(20)	Includes 4,878 restricted shares.

(21)	Includes 10,323 restricted shares and 20,000 shares issuable upon the exercise of outstanding stock options. As of December 31, 2011, 78,267 of these shares were held in a margin account.

(22)	Includes 19,314 shares that Mr. Friedman may acquire under outstanding stock options, 3,882 restricted shares and 76,049 shares held by Innovative Ag Services, of which Mr. Friedman is manager.

(23)	Includes 13,140 shares issuable upon the exercise of stock options, 3,219 restricted shares and 58,300 shares held by NEW Cooperative, of which Mr. Bunte is manager.

(24)	Includes 24,927 shares that Mr. Krehbiel may acquire under outstanding stock options, 3,276 restricted shares and 50,000 shares held by Kanza Cooperative Association, of which Mr. Krehbiel is manager.

(25)	Includes 3,000 shares that Ms. McMurtry may acquire under outstanding stock options and 12,202 restricted shares.

(26)
Includes 18,872 shares issuable upon the exercise of stock options, 3,276 restricted shares and 21,243 shares held by Heritage Cooperative, Inc., of which Mr. Parthemore is president and chief executive officer.

(27)	Includes 3,971 restricted shares, 3,800 shares owned by Mr. Fowler's spouse and 1,667 shares that Mr. Fowler may acquire under outstanding stock options.

(28)	Includes 4,007 restricted shares.

(29)	Includes 24,344 shares that Mr. Dunaway may acquire under outstanding stock options and 8,850 restricted shares.

(30)	Includes 6,192 shares that Mr. Tivy may acquire under outstanding stock options and 649 restricted shares. As of December 31, 2011, 4,257 of these shares were held in a margin account.

(31)	Includes 4,251 restricted shares and 1,705 shares that Mr. Wheeler may acquire under outstanding stock options.

(32)	Includes 2,032 shares that Mr. Bolte may acquire under outstanding stock options and 617 restricted shares.

(33)	Includes 2,728 shares issuable upon the exercise of stock options and 3,577 restricted shares.

(34)	Includes 525,548 shares issuable upon the exercise of currently exercisable stock options and 157,202 restricted stock shares.

Compliance with Section 16(a) of the Exchange Act
Section 16(a) of the Securities Exchange Act requires the Company's executive officers and Directors, and persons who own more than 10% of the Company's common stock, to file reports of ownership and changes in ownership of the common stock with the Securities and Exchange Commission.
Based solely on the review of such reports, the Company is aware of one filed report by Ms. McMurtry with respect to one transaction and one filed report by Mr. Fowler with respect to one transaction under Section 16(a) which were not filed on a timely basis during the 2011 fiscal year.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Four of the Company's Directors, Brent Bunte, Jack Freidman, Bruce Krehbiel and Eric Parthemore, are executive officers of cooperatives that utilize the services of FCStone. Each of these Directors previously served as Directors of FCStone. The following table sets forth the amounts paid by these stockholder cooperatives for our services during the 2011 fiscal year.

Board Member	Board Member's Cooperative	Amounts Paid by Cooperative to the Company for Services

Brent Bunte	NEW Cooperative	$204,873

Jack Friedman	Innovative Ag Services	$273,515

Bruce Krehbiel	Kanza Cooperative Association	$90,400

Eric Parthemore	Heritage Cooperative Inc.	$146,896
The Company's policy is that all transactions between the Company and its officers, Directors and/or five percent stockholders must be on terms that are no more favorable to those related parties than the terms provided to our other customers.

GENERAL INFORMATION
Shareholder Proposals
Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 2013 annual meeting of shareholders and that shareowners desire to have included in the Company's proxy materials relating to such meeting must be received by the Company at its corporate offices no later than September 15, 2012, which is 120 calendar days prior to the anniversary of this year's mailing date. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.
If a shareholder wishes to present a proposal at the Company's 2013 annual meeting or to nominate one or more Directors and the proposal is not intended to be included in the Company's proxy statement relating to that meeting, the shareowner must give advance written notice to the Company by December 1, 2012, as required by SEC Rule 14a-4(c)(1).
Any shareholder filing a written notice of nomination for Director must describe various matters regarding the nominee and the shareholder, including such information as name, address, occupation and shares held. Any shareholder filing a notice to bring other business before a shareholder meeting must include in such notice, among other things, a brief description of the proposed business and the reasons for the business, and other specified matters. Copies of those requirements will be forwarded to any shareholder upon written request.
Solicitation
The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by Directors, officers or other regular employees of the Company. No additional compensation will be paid to Directors, officers or other regular employees for such services.

Availability of Form 10-K
The Company will provide the Company's Annual Report on Form 10-K for the 2010 fiscal year to shareholders, without charge, upon written request. Such requests should be submitted to INTL FCStone Inc., 1251 NW Briarcliff Parkway, Suite 800, Kansas City, Missouri  64116. Exhibits to Form 10-K will also be provided upon specific request.

Jack Friedman
Chairman
January 13, 2012

Exhibit A
INTL FCStone Inc.
2012 Restricted Stock Plan
1.Purpose. The purpose of INTL FCStone Inc. 2012 Restricted Stock Plan is to further align the interests of officers, directors and employees with those of the shareholders by providing incentive compensation opportunities tied to the performance of the Common Stock and by promoting increased ownership of the Common Stock by such individuals. The Plan is also intended to advance the interests of the Company and its shareholders by attracting, retaining and motivating key personnel upon whose judgment, initiative and effort the successful conduct of the Company's business is largely dependent.
2.Definitions. Wherever the following capitalized terms are used in the Plan, they shall have the meanings specified below:
"Affiliate" means (i) any entity that would be treated as an "affiliate" of the Company for purposes of Rule 12b-2 under the Exchange Act and (ii) any joint venture or other entity in which the Company has a direct or indirect beneficial ownership interest representing at least one-third (1/3) of the aggregate voting power of the equity interests of such entity or one-third (1/3) of the aggregate fair market value of the equity interests of such entity, as determined by the Committee.
"Award Agreement" means a written or electronic agreement entered into between the Company and a Participant setting forth the terms and conditions of a Restricted Stock Award granted to a Participant.
"Board" means the Board of Directors of the Company.
"Code" means the Internal Revenue Code of 1986, as amended.
"Common Stock" means the Company's common stock, par value $0.01 per share.
"Committee" means the Compensation Committee of the Board, or such other committee of the Board appointed by the Board to administer the Plan.
"Company" means INTL FCStone Inc., a Delaware corporation.
"Date of Grant" means the date on which a Restricted Stock Award under the Plan is made by the Committee, or such later date as the Committee may specify to be the effective date of an Award.
"Disability" means a Participant being considered "disabled" within the meaning of Section 409A(a)(2)(C) of the Code, unless otherwise provided in an Award Agreement.
"Eligible Person" means any person who is an officer or other employee of the Company or any Affiliate or any person to whom an offer of employment with the Company or any Affiliate is extended, as determined by the Committee, or any person who is a Non-Employee Director.
"Exchange Act" means the Securities Exchange Act of 1934, as amended.
"Fair Market Value" of a share of Common Stock as of a given date shall be determined as follows:
(i)    if the Common Stock is listed on any established stock market or traded on the Nasdaq National Market or Nasdaq Capital Market, the closing sales price for the Common Stock (or the closing bid if no sales are reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the common stock) on the last market trading day prior to the date of determination, as reported in the Wall Street Journal or such other sources as the Board deems as reliable; or
(ii)    in the absence of such markets for the Common Stock, the fair market value of the Common Stock as determined in good faith by the Board.
"Non-Employee Director" means any member of the Board who is not an employee of the Company.
"Participant" means any Eligible Person who holds an outstanding Award under the Plan.
"Plan" means the INTL FCStone Inc. 2012 Restricted Stock Plan as set forth herein, as amended from time to time.
"Restricted Stock Award" means a grant of shares of Common Stock to an Eligible Person under Section 5 hereof that are issued subject to such vesting and transfer restrictions as the Committee shall determine and set forth in an Award Agreement.
"Service" means a Participant's employment with the Company or any Affiliate or a Participant's service as a Non-Employee Director with the Company, as applicable.

3.    Administration.
3.1    Committee Members. The Plan shall be administered by a Committee comprised of no fewer than two members of the Board. It is intended that each Committee member shall satisfy the requirements for (i) an "independent director" for purposes of the Company's Corporate Governance Guidelines and the Compensation Committee Charter, (ii) an "independent director" under rules adopted by NASDAQ, (iii) a "nonemployee director" for purposes of such Rule 16b-3 under the Exchange Act and (iv) an "outside director" under Section 162(m) of the Code. No member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award thereunder.
3.2    Committee Authority. The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. Subject to the express limitations of the Plan, the Committee shall have authority in its discretion to determine the Eligible Persons to whom, and the time or times at which, Restricted Stock Awards may be granted, the number of shares, subject to each Award, the exercise, base or purchase price of a Restricted Stock Award (if any), the time or times at which a Restricted Stock Award will become vested, exercisable or payable, the performance goals and other conditions of a Restricted Stock Award, the duration of the Restricted Stock Award, and all other terms of the Restricted Stock Award. Subject to the terms of the Plan, the Committee shall have the authority to amend the terms of a Restricted Stock Award in any manner that is not inconsistent with the Plan, provided that no such action shall adversely affect the rights of a Participant with respect to an outstanding Restricted Stock Award without the Participant's consent. The Committee shall also have discretionary authority to interpret the Plan, to make factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration, including, without limitation, to correct any defect, to supply any omission or to reconcile any inconsistency in the Plan or any Award Agreement hereunder. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. The Committee's determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such persons are similarly situated. The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations and actions by the Committee shall be final, conclusive, and binding upon all parties.
3.3    Delegation of Authority. The Committee shall have the right, from time to time, to delegate to one or more officers of the Company the authority of the Committee to grant and determine the terms and conditions of Restricted Stock Awards granted under the Plan, subject to the requirements of Section 157(c) of the Delaware General Corporation Law (or any successor provision) and such other limitations as the Committee shall determine. In no event shall any such delegation of authority be permitted with respect to Restricted Stock Awards to any members of the Board or to any Eligible Person who is subject to Rule 16b-3 under the Exchange Act or Section 162(m) of the Code. The Committee shall also be permitted to delegate, to any appropriate officer or employee of the Company, responsibility for performing certain ministerial functions under the Plan. In the event that the Committee's authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose. Any action undertaken in accordance with the Committee's delegation of authority hereunder shall have the same force and effect as if such action was undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.
3.4    Grants to Non-Employee Directors. Any Restricted Stock Awards or formula for granting Restricted Stock Awards under the Plan made to Non-Employee Directors shall be approved by the Board. With respect to awards to such directors, all rights, powers and authorities vested in the Committee under the Plan shall instead be exercised by the Board, and all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to the Board for such purpose.
4.    Shares Subject to the Plan.
4.1    Maximum Share Limitations. Subject to adjustment pursuant to Section 4.2 hereof, the maximum aggregate number of shares of Common Stock that may be issued and sold under all Restricted Stock Awards granted under the Plan shall be 1,500,000 shares. Common Stock issued and sold under the Plan may be either authorized but unissued shares or shares held in the Company's treasury. To the extent that any Restricted Stock Award involving the issuance of shares of Common Stock is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or other conditions of the Restricted Stock Award, or otherwise terminates without an issuance of shares of Common Stock being made thereunder, the shares of Common Stock covered thereby will no longer be counted against the foregoing maximum share limitations and may again be made subject to Restricted Stock Awards under the Plan pursuant to such limitations.

4.2    Adjustments. If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split or other distribution with respect to the shares of Common Stock, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change, or any other change affecting the Common Stock, the Committee may, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made in (i) the maximum number and kind of shares provided in Section 4.1 hereof, (ii) the number and kind of shares of Common Stock subject to then outstanding Restricted Stock Awards, and (iii) any other terms of a Restricted Stock Award that are affected by the event. With respect to Awards subject to Section 409A of the Code, any adjustments under this Section 4.2 shall conform to the requirements of Section 409A of the Code. Furthermore, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, such adjustments shall be made only to the extent that the Committee determines that such adjustments may be made without causing the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes. Notwithstanding the foregoing, the Committee may, in its discretion, decline to adjust any Award made to a Participant, if it determines that such adjustment would violate applicable law or result in adverse tax consequences to the Participant or to the Company.
5.    Restricted Stock Awards.
5.1    Grant of Restricted Stock Awards. A Restricted Stock Award may be granted to any Eligible Person selected by the Committee. The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award.
5.2    Vesting Requirements. The restrictions imposed on shares granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement, provided that the Committee may accelerate the vesting of a Restricted Stock Award at any time. Such vesting requirements may be based on the continued Service of the Participant with the Company or its Affiliates for a specified time period (or periods) or on the attainment of specified performance goals established by the Committee in its discretion. If the vesting requirements of a Restricted Stock Award shall not be satisfied, the Award shall be forfeited and the shares of Common Stock subject to the Award shall be returned to the Company.
5.3    Restrictions. Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. Failure to satisfy any applicable restrictions shall result in the subject shares of the Restricted Stock Award being forfeited and returned to the Company. The Committee may require in an Award Agreement that certificates representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.
5.4    Rights as Shareholder. Subject to the foregoing provisions of this Section 5 and the applicable Award Agreement, the Participant shall have all rights of a shareholder with respect to the shares granted to the Participant under a Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto. The Committee may provide in an Award Agreement for the payment of dividends and distributions to the Participant at such times as paid to shareholders generally or at the times of vesting or other payment of the Restricted Stock Award.
5.5    Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within 30 days following the Date of Grant, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant's making or refraining from making an election with respect to the Award under Section 83(b) of the Code.
6.    Forfeiture Events.
6.1    General. The Committee may specify in an Award Agreement at the time of the grant of any Restricted Stock Award that the Participant's rights with respect to a Restricted Stock Award shall be subject to cancellation or forfeiture upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of a Restricted Stock Award. Such events shall include, but shall not be limited to, termination of Service for cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company.

6.2    Termination for Cause. Unless otherwise provided by the Committee and set forth in an Award Agreement, if a Participant's employment with the Company or any Affiliate shall be terminated for cause, the Company may, in its sole discretion, immediately terminate such Participant's right to any further payments, vesting or exercisability with respect to any Restricted Stock Award in its entirety. In the event a Participant is party to an employment (or similar) agreement with the Company or any Affiliate that defines the term "cause," such definition shall apply for purposes of the Plan. The Company shall have the power to determine whether the Participant has been terminated for cause and the date upon which such termination for cause occurs. Any such determination shall be final, conclusive and binding upon the Participant. In addition, if the Company shall reasonably determine that a Participant has committed or may have committed any act which could constitute the basis for a termination of such Participant's employment for cause, the Company may suspend the Participant's rights to vest in any right with respect to any Restricted Stock Award pending a determination by the Company of whether an act has been committed which could constitute the basis for a termination for "cause" as provided in this Section 6.
7.    General Provisions.
7.1    Award Agreement. To the extent deemed necessary by the Committee, each Restricted Stock Award granted under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth the number of shares of Common Stock subject to the Restricted Stock Award, the purchase price of the Award (if any), the time or times at which the Award will become vested, exercisable or payable and the term of the Award. The Award Agreement may also set forth the effect on the Award of termination of Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and may also set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. The grant of a Restricted Stock Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such Award or as are expressly set forth in the Award Agreement. The Committee need not require the execution of an Award Agreement by a Participant, in which case, acceptance of the Award by the Participant shall constitute agreement by the Participant to the terms, conditions, restrictions and limitations set forth in the Plan and the Award Agreement as well as the administrative guidelines of the Company in effect from time to time.
7.2    No Assignment or Transfer; Beneficiaries. Restricted Stock Awards under the Plan shall not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, the Committee may provide in the terms of an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights specified under a Restricted Stock Award following the Participant's death.
7.3    Deferrals. The Committee may in its discretion permit a Participant to defer the receipt of delivery of shares of Common Stock that would otherwise be due to the Participant by virtue of the satisfaction of vesting or other conditions with respect to a Restricted Stock Award. If any such deferral is to be permitted by the Committee, the Committee shall establish rules and procedures relating to such deferral in a manner intended to comply with the requirements of Section 409A of the Code, including, without limitation, the time when an election to defer may be made and the time period of the deferral.
7.4    Rights as Shareholder. A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued securities covered by a Restricted Stock Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 4.2 hereof, no adjustment or other provision shall be made for dividends or other shareholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights.
7.5    Employment or Service. Nothing in the Plan, in the grant of any Restricted Stock Award or in any Award Agreement shall confer upon any Eligible Person any right to continue in the Service of the Company or any of its Affiliates, or interfere in any way with the right of the Company or any of its Affiliates to terminate the Participant's employment or other service relationship for any reason at any time.
7.6    Securities Laws. No shares of Common Stock will be issued or transferred pursuant to a Restricted Stock Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of a Restricted Stock Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired only for investment purposes and without any current intention to sell or distribute such shares.

7.7    Tax Withholding. The Participant shall be responsible for payment of any taxes or similar charges required by law to be withheld from a Restricted Stock Award, which shall be paid by the Participant on or prior to the payment or other event that results in taxable income in respect of a Restricted Stock Award. The Award Agreement may specify the manner in which the withholding obligation shall be satisfied.
7.8    Unfunded Plan. The adoption of the Plan and any reservation of shares of Common Stock to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of Common Stock pursuant to a Restricted Stock Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant's permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan.
7.9    Other Compensation and Benefit Plans. The adoption of the Plan shall not affect any other share incentive or other compensation plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of share incentive or other compensation or benefit program for employees of the Company or any Affiliate. The amount of any compensation deemed to be received by a Participant pursuant to a Restricted Stock Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or an Affiliate, including, without limitation, under any pension or severance benefits plan, except to the extent specifically provided by the terms of any such plan.
7.10    Plan Binding on Transferees. The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, the Participant's executor, administrator and permitted transferees and beneficiaries.
7.11    Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.
7.12    Foreign Jurisdictions. The Committee may adopt, amend and terminate such arrangements and grant such Restricted Stock Awards, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to comply with any tax, securities, regulatory or other laws of other jurisdictions with respect to Awards that may be subject to such laws. The terms and conditions of such Restricted Stock Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan, not inconsistent with the intent of the Plan, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose.
7.13    Substitute Awards in Corporate Transactions. Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Restricted Stock Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Restricted Stock Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Restricted Stock Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose.
7.14    Coordination with 2012 Executive Performance Plan. For purposes of Restricted Stock Awards granted under the Plan that are intended to qualify as "performance-based" compensation under Section 162(m) of the Code, such Restricted Stock Awards shall be granted in accordance with the provisions of the Company's 2012 Executive Performance Plan (or any successor plan) to the extent necessary to satisfy the requirements of Section 162(m) of the Code.
7.15    Governing Law. The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws, and to applicable Federal securities laws.
8.    Effective Date; Amendment and Termination.
8.1    Effective Date. The Plan shall become effective following its adoption by the Board and its approval by the Company's shareholders on the date of the 2012 Annual Meeting of Shareholders.

8.2    Amendment.
(a)The Plan and any Award may be amended, suspended or terminated at any time by the Board, provided that no amendment shall be made without stockholder approval, if it would (i) materially increase the number of shares available under the Plan, (ii) materially expand the types of awards available under the Plan, (iii) materially expand the class of persons eligible to participate in the Plan, (iv) materially extend the term of the Plan, (v) materially change the method of determining the exercise price of an Award, or (vi) otherwise require approval by the stockholders of the Company in order to comply with applicable law or the rules of the principal national securities exchange upon which the Common Stock is traded or quoted. No such amendment referred to above shall be effective unless and until it has been approved by the stockholders of the Company. Notwithstanding the foregoing, with respect to Awards subject to Section 409A of the Code, any amendment, suspension or termination of the Plan or any such Award shall conform to the requirements of Section 409A of the Code. Except as otherwise expressly provided in the Plan, no termination, suspension or amendment of the Plan or any Award shall adversely affect the right of any Participant with respect to any Award theretofore granted, as determined by the Committee, without such Participant's written consent.
(b)The Committee may amend or modify the terms and conditions of an Award to the extent that the Committee determines, in its sole discretion, that the terms and conditions of the Award violate or may violate Section 409A of the Code; provided, however, that (i) no such amendment or modification shall be made without the Participant's written consent if such amendment or modification would violate the terms and conditions of a Participant's offer letter or employment agreement, and (ii) unless the Committee determines otherwise, any such amendment or modification of an Award made pursuant to this Section 8.2(b) shall maintain, to the maximum extent practicable, the original intent of the applicable Award provision without contravening the provisions of Section 409A of the Code. The amendment or modification of any Award pursuant to this Section 8.2(b) shall be at the Committee's sole discretion and the Committee shall not be obligated to amend or modify any Award or the Plan, nor shall the Company be liable for any adverse tax or other consequences to a Participant resulting from such amendments or modifications or the Committee's failure to make any such amendments or modifications for purposes of complying with Section 409A of the Code or for any other purpose. To the extent the Committee amends or modifies an Award pursuant to this Section 8.2(b), the Participant shall receive notification of any such changes to his or her Award and, unless the Committee determines otherwise, the changes described in such notification shall be deemed to amend the terms and conditions of the applicable Award and Award Agreement.
8.3    Termination. The Plan shall terminate on the earlier of: (i) fifth (5th) anniversary of the date of its approval by the shareholders of the Company, or (ii) February 15, 2017. The Board may, in its discretion and at any earlier date, terminate the Plan. Notwithstanding the foregoing, no termination of the Plan shall adversely affect any Restricted Stock Award theretofore granted without the consent of the Participant or the permitted transferee of the Restricted Stock Award.

Exhibit B
INTL FCStone Inc.
2012 Executive Performance Plan
Section 1.Purpose of Plan.
The purpose of the Plan is to promote the success of the Company by providing participating executives with incentive compensation that qualifies as "performance-based compensation" within the meaning of Section 162(m) of the Code.
Section 2.Definitions and Terms.
2.1    Accounting Terms. Except as otherwise expressly provided or required by the context, financial and accounting terms are used as defined for purposes of, and shall be determined in accordance with, generally accepted accounting principles, as from time to time in effect, as applied and included in the consolidated financial statements of the Company, prepared in the ordinary course of business (“GAAP”).
2.2    Specific Terms. The following words and phrases as used herein shall have the following meanings unless a different meaning is plainly required by the context:
“Adjusted EBITDA” for any period means EBITDA for such period, adjusted to reflect the value of the Company's commodities inventory on a marked to market basis and changes in estimated values of forward commitments to purchase and sell commodities.
“Adjusted EBITDA Per Share” for any period means Adjusted EBITDA for such period, divided by the weighted average number of shares of common stock outstanding during the period, as determined in accordance with GAAP for the calculation of basic earnings per share.
“Adjusted EBITDA Growth” means the percentage change in Adjusted EBITDA Per Share for any Year compared to the Adjusted EBITDA Per Share for the prior Year.
"Adjusted Net Income" for any period means the Net Income for such period, adjusted to reflect the value of the Company's commodities inventory on a marked to market basis, changes in estimated values of forward commitments to purchase and sell commodities and an appropriate notional tax adjustment.
"Adjusted Operating Revenues" for any period means the Company's consolidated operating revenues for such period, adjusted to reflect the value of the Company's commodities inventory on a marked to market basis and changes in estimated values of forward commitments to purchase and sell commodities.
"Adjusted Return on Equity" for any Year means the Adjusted Net Income for such Year, divided by the average of the Adjusted Shareholders Equity of the Company at the beginning and end of the Year; subject to, and/or after giving effect to, any adjustments applicable pursuant to Section 4.6.
"Adjusted Shareholders Equity" as of any date means the Company's consolidated common shareholders equity as of such date, adjusted to reflect the cumulative value of adjustments made in the calculation of Adjusted Net Income as defined above.
"Award" means an award under this Plan of a conditional opportunity to receive a Bonus if the applicable Performance Target(s) is (are) satisfied in the applicable Performance Period, or an award of Restricted Stock, the vesting of which will occur if the applicable Performance Target(s) is (are) satisfied in the applicable Performance Period.
"Base Salary" in respect of any Performance Period means the aggregate base annualized salary of a Participant from the Company and all affiliates of the Company at the time the Participant is selected to participate for that Performance Period, exclusive of any variable compensation, commissions or other actual or imputed income from any Company-provided benefits or perquisites, but prior to any reductions for salary deferred pursuant to any deferred compensation plan or for contributions to a plan qualifying under Section 401(k) of the Code or contributions to a cafeteria plan under Section 125 of the Code.
"Bonus" means a cash payment or a cash payment opportunity under the Plan, as the context requires.
"Business Criteria" means a combination of any two or more of the following: Increase in Share Price, Adjusted Return on Equity, Control of Fixed Costs, Control of Variable Costs and Adjusted EBITDA Growth.
"Code" means the Internal Revenue Code of 1986, as amended from time to time.

"Committee" means the Compensation Committee of the Company's Board of Directors or such other Committee as from time to time the Board of Directors may designate to administer the Plan in accordance with Section 3.1 hereof and Section 162(m).
"Company" means INTL FCStone Inc., a Delaware corporation.
"Control of Fixed Costs" means, in respect of any Performance Period, the percentage derived by dividing the actual fixed costs incurred by the Company, calculated on a consolidated basis, during such Performance Period, by the Performance Target for fixed costs for such Performance Period (which Performance Target will be expressed as a fixed amount).
"Control of Variable Costs" means, in respect of any Performance Period, the percentage derived by dividing the variable costs of the Company, calculated on a consolidated basis and expressed as a percentage of Adjusted Operating Revenues, during such Performance Period, by the Performance Target for the variable costs for such Performance Period (which Performance Target will be expressed as a percentage of Adjusted Operating Revenues).
“EBITDA” for any period means the Net Income of the Company for such period, before (i) interest income; (ii) interest expense; (iii) income taxes; and (iv)depreciation and amortization, but after reduction in respect of pre-tax minority shareholder interests in any subsidiary of the Company.
"Executive" means a key employee (including any officer) of the Company who is (or in the opinion of the Committee may during the applicable Performance Period become) a "covered employee" for purposes of Section 162(m).
"Increase in Share Price" means, in respect of any Performance Period, the percentage increase, if any, in the Share Price during such Performance Period after taking into account any stock split or consolidation.
"Net Income" for any period means the consolidated net income of the Company for such period, as reported in the consolidated financial statements of the Company; subject to, and/or after giving effect to, any adjustments applicable pursuant to Section 4.6.
“Options” means options to acquire the Company's common stock issued pursuant to the Stock Option Plan.
"Participant" means an Executive selected to participate in the Plan by the Committee.
"Performance Period" means the Year or Years (or portions thereof) with respect to which the Performance Targets are set by the Committee.
"Performance Target(s)" means the specific objective goal or goals that are timely set in writing by the Committee pursuant to Section 4.2 for each Participant for the applicable Performance Period in respect of any one or more of the Business Criteria.
"Plan" means this 2012 Executive Performance Plan, as amended from time to time.
"Principal Market" means The NASDAQ Global Market.
"Restricted Stock" means an Award of Shares under Section 4.10 that are nontransferable and subject to forfeiture conditions and other restrictions on ownership until specific vesting conditions established by the Committee under the Award are satisfied.
"Restricted Stock Plan" means the Company's 2012 Restricted Stock Plan, as amended, or any other shareholder approved stock incentive plan of the Company.
"Section 162(m)" means Section 162(m) of the Code, and the regulations promulgated thereunder, all as amended from time to time.
"Share Price" shall mean, as of any calculation date, the value of the common stock determined as follows:
(a)For September 30, 2011, the amount of $23.17, and
(b)For any other calculation date, the Weighted Average Price for such calculation date.
"Shares" means shares of common stock of the Company or any securities or property, including rights into which the same may be converted by operation of law or otherwise.
“Stock Option Plan” means the Company's 2003 Stock Option Plan, as amended.
“Substitute Options” has the meaning provided in Section 4.11.
"Trading Day" means any day on which the Shares are traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Shares, then on the principal securities exchange or securities market on which the Shares are then traded; provided that "Trading Day" shall not include any day that the Shares are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

"Weighted Average Price" means, for the Shares as of any calculation date, the dollar volume-weighted average price for the Shares on the Principal Market for the forty (40) Trading Days staring with the twentieth (20th) Trading Day prior to the calculation date, based on the volume-weighted average price for the Shares for each such Trading Day, beginning at 9:30:01 a.m., New York time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:01:00 p.m., New York time (or one minute after such other time as the Principal Market publicly announces is the official close of trading) as reported by Bloomberg through its "Volume at Price" functions, or, if the foregoing does not apply, the dollar volume-weighted average price of the Shares in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time (or such other time as such market publicly announces is the official open of trading), and ending at 4:01:00 p.m., New York time (or one minute after such other time as such market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for the Shares by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for the Shares as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Weighted Average Price cannot be calculated for the Shares on a particular date on any of the foregoing bases, the Weighted Average Price of such Shares on such date shall be the fair market value as determined by the Committee. All such determinations are to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.
"Year" means a fiscal year of the Company commencing on or after October 1, 2011 that constitutes all or part of the applicable Performance Period and ends no later than September 30, 2016.
Section 3.Administration of the Plan.
3.1    The Committee. The Plan shall be administered by a Committee consisting of at least three members of the Board of Directors of the Company, duly authorized by the Board of Directors of the Company to administer the Plan who are "outside directors" within the meaning of Section 162(m).
3.2    Powers of the Committee. The Committee shall have the sole authority to establish and administer the Business Criteria and Performance Target(s) and the responsibility of determining from among the Executives those persons who will participate in and receive Awards under the Plan and, subject to the terms of the Plan, the amount or Shares under such Awards, and the time or times at which and the form and manner in which Awards will be paid (which may include elective or mandatory deferral alternatives) and shall otherwise be responsible for the administration of the Plan, in accordance with its terms. The Committee shall have the authority to construe and interpret the Plan (except as otherwise provided herein) and any agreement or other document relating to any Awards under the Plan, may adopt rules and regulations governing the administration of the Plan, and shall exercise all other duties and powers conferred on it by the Plan, or which are incidental or ancillary thereto.
3.3    Requisite Action. A majority (but not fewer than two) of the members of the Committee shall constitute a quorum. The vote of a majority of those present at a meeting at which a quorum is present or the unanimous written consent of the Committee shall constitute action by the Committee.
3.4    Express Authority (and Limitations on Authority) to Change Terms and Conditions of Awards; Acceleration or Deferral of Payment. Without limiting the Committee's authority under other provisions of the Plan, but subject to any express limitations of the Plan and compliance with Section 162(m), the Committee shall have the authority to accelerate an Award (after the attainment of the applicable Performance Target(s)) and to waive restrictive conditions for an Award (including any forfeiture conditions, but not Performance Target(s)), in such circumstances as the Committee deems appropriate. In the case of any acceleration of an Award after the attainment of the applicable Performance Target(s), the amount payable shall be discounted to its present value using an interest rate equal to Moody's Average Corporate Bond Yield for the month preceding the month in which such acceleration occurs (or such other rate of interest that is deemed to constitute a "reasonable rate of interest" for purposes of Section 162(m)). Any deferred payment shall be subject to Section 4.9 and, if applicable, Section 4.10. In addition, and notwithstanding anything elsewhere in the Plan to the contrary, the Committee shall have the authority to provide under the terms of an Award that payment or vesting shall be accelerated upon the death or disability of a Participant, a change in control of the Company, or upon termination of the Participant's employment without cause or as a constructive termination, as and in the manner provided by the Committee, and subject to such provision not causing the Award to fail to satisfy the requirements for performance-based compensation under Section 162(m) generally.

Section 4.Bonus Awards.
4.1    Provision for Bonus. Pursuant to the Plan, the Bonus for which each Participant is eligible will be based on the Business Criteria established pursuant to the Plan (i.e., a combination of Increase in Share Price, Adjusted Return on Equity, Control of Fixed Costs, Control of Variable Costs and Adjusted EBITDA Growth). Each Year, for each Participant, the Committee will establish a specific Performance Target with respect to each of the Business Criteria, along with a targeted amount of Bonus payable if such Performance Target is achieved. If a Performance Target is exceeded with respect to any of the Business Criteria, the Bonus payable may go up, whereas if a Performance Target is not attained, the Bonus payable may go down, all in accordance with the Committee's determinations pursuant to the Plan. For each Year, the applicable Performance Targets and Performance Periods, as well as target Bonuses for each of the Participants, will be determined by the Committee based upon the same Business Criteria and consistent with the terms of the Plan and Section 162(m). Notwithstanding the fact that the Performance Target(s) have been attained in any Year, the Company may pay a Bonus of less than the amount determined by the formula or standard established pursuant to Section 4.2 or may pay no Bonus at all, unless the Committee otherwise expressly provides by written contract or other written commitment.
4.2    Selection of Performance Target(s). The specific Performance Target(s) with respect to the Business Criteria must be established by the Committee in advance of the deadlines applicable under Section 162(m) and while the performance relating to the Performance Target(s) remains substantially uncertain within the meaning of Section 162(m). The Performance Target(s) with respect to any Performance Period may be established on a cumulative basis or in the alternative, and may be established on a stand-alone basis with respect to the Company or on an a relative basis with respect to any peer companies or index selected by the Committee. At the time the Performance Target(s) are selected, the Committee shall provide, in terms of an objective formula or standard for each Participant, and for any person who may become a Participant after the Performance Target(s) are set, the method of computing the specific amount that will represent the maximum amount of Bonus payable to the Participant if the Performance Target(s) are attained, subject to Sections 4.1, 4.3, 4.7, 5.1 and 5.7. The objective formula or standard shall preclude the use of discretion to increase the maximum amount of any Bonus earned pursuant to the terms of the Award.
4.3    Maximum Individual Bonus. Notwithstanding any other provision hereof, no Executive shall receive a Bonus under the Plan for any one Year in excess of five million dollars ($5,000,000.00). The foregoing limit shall be subject to adjustments consistent with Section 3.4 in the event of acceleration or deferral.
4.4    Selection of Participants. For each Performance Period, the Committee shall determine, at the time the Business Criteria and the Performance Target(s) are set, those Executives who will participate in the Plan.
4.5    Effect of Mid-Year Commencement of Service; Termination of Employment. To the extent compatible with Sections 4.2 and 5.7, if services as an Executive commence after the adoption of the Plan and the Performance Target(s) are established for a Performance Period, the Committee may grant a Bonus that is proportionately adjusted based on the period of actual service during the Year; the amount of any Bonus paid to such person shall not exceed that proportionate amount of the applicable maximum individual bonus under Section 4.3. In the event of the termination of employment of a Participant prior to the payment of a Bonus, the Participant shall not be entitled to any payment in respect of the Bonus, unless otherwise expressly provided by the terms of the Awards or other written contract with the Company.
4.6    Adjustments.
(a)To preserve the intended incentives and benefits of an Award based on Adjusted EBITDA Growth or Adjusted Return on Equity or, the Committee shall apply the objective formula or standard with respect to the applicable Performance Target in a manner that shall eliminate, in whole or in part, in such manner as is specified by the Committee, the effects of the following:
(i)the gain, loss, income or expense resulting from changes in accounting principles that become effective during the Performance Period;
(ii)the gain, loss, income or expense reported by the Company in its public filings with respect to the Performance Period that are extraordinary or unusual in nature or infrequent in occurrence, excluding gains or losses on the early extinguishment of debt, as determined in accordance with Opinion No. 30 of the Accounting Principles Board; and
(iii)the gains or losses resulting from, and the direct expenses incurred in connection with, the disposition of a business, in whole or in part.
(b)The Committee may, however, provide at the time the Performance Targets are established that one or more of the foregoing adjustments will not be made as to a specific Award. In addition, the Committee may determine at the time the Performance Targets are established that other adjustments shall apply to the objective formula or standard with respect to the applicable Performance Target to take into account, in whole or in part, in any manner specified by the Committee, any one or more of the following with respect to the Performance Period:
(i)gain or loss from all or certain claims and/or litigation and all or certain insurance recoveries relating to claims or litigation;
(ii)the impact of impairment of tangible or intangible assets;
(iii)the impact of restructuring activities, including but not limited to reductions in force, that are reported in the Company's public filings covering the Performance Period, and

(iv)the impact of investments or acquisitions made during the year or, to the extent provided by the Committee, any prior year.
(c)Each of the adjustments described in this Section 4.6 may relate to the Company as a whole or any part of the business or operations of the Company or its affiliates, as determined by the Committee at the time the Performance Targets are established. The adjustments are to be determined in accordance with GAAP, unless another objective method of measurement is designated by the Committee.
(d)The Committee shall also make appropriate adjustments to the Business Criteria, Performance Targets or other features of an Award, to reflect the following: (i) changes in the Company's capitalization or capital structure, such as stock splits, stock dividends, conversions of debt to equity or similar events, or (ii) corporate transactions, such as mergers, consolidations, separations (including spin-offs or other distributions of stock or property), or any reorganization of the Company.
4.7    Committee Discretion to Determine Bonuses. The Committee has the sole discretion to determine the standard or formula pursuant to which each Participant's Bonus shall be calculated (in accordance with Sections 4.1 and 4.2), whether all or any portion of the amount so calculated will be paid, and the specific amount (if any) to be paid to each Participant, subject in all cases to the terms, conditions and limits of the Plan and of any other written commitment authorized by the Committee. To this same extent, the Committee may at any time establish (and, once established, rescind, waive or amend) additional conditions and terms of payment of Bonuses (including but not limited to the achievement of other financial, strategic or individual goals, which may be objective or subjective) as it may deem desirable in carrying out the purposes of the Plan and may take into account such other factors as it deems appropriate in administering any aspect of the Plan. The Committee may not, however, increase the maximum amount permitted to be paid to any individual under Section 4.2 or Section 4.3 of the Plan or award a Bonus under this Plan if the qualifying ranges of Performance Target(s) have not been satisfied.
4.8    Committee Certification. No Executive shall receive any payment under the Plan unless the Committee has certified, by resolution or other appropriate action in writing, that the amount thereof has been accurately determined in accordance with the terms, conditions and limits of the Plan and that the Performance Target(s) and any other material terms previously established by the Committee or set forth in the Plan were in fact satisfied.
4.9    Time of Payment; Deferred Amounts. Any Bonuses granted by the Committee under the Plan shall be paid as soon as practicable following the Committee's determinations under this Section 4 and the certification of the Committee's findings under Section 4.8. Any such payment shall be in cash or cash equivalent or in such other form of equal value on such payment date (including Restricted Shares as contemplated by Section 4.10) as the Committee may approve or require, subject to applicable withholding requirements and, if applicable, Section 4.10. Notwithstanding the foregoing, the Committee, in its sole discretion (but subject to compliance with Section 162(m) and to any prior written commitments and to any conditions consistent with Sections 3.4, 4.3, 4.10 and 5.7 that it deems appropriate), defer the payout or vesting of any Bonus and/or provide to Participants the opportunity to elect to defer the payment of any Bonus under a nonqualified deferred compensation plan and as contemplated by Section 4.10. In the case of any deferred payment of a Bonus after the attainment of the applicable Performance Target(s), any amount in excess of the amount otherwise payable shall be based on either Moody's Average Corporate Bond Yield (or such other rate of interest that is deemed to constitute a "reasonable rate of interest" for purposes of Section 162(m)) over the deferral period or the return over the deferral period of one or more predetermined actual investments (including Shares) such that the amount payable at the later date will be based upon actual returns, including any decrease or increase in the value of the investment(s), unless the alternative deferred payment is otherwise exempt from the limitations under Section 162(m).
4.10    Payouts of Bonus through Restricted Stock. Subject to Sections 4.11 and 4.12, a portion of any Bonus payable under the Plan will be paid in the form of Restricted Stock issued to the Participant at a discount of 25% to the market value of the Company's common stock (determined as of the date that is 75 days following the end of the applicable Performance Period, or, if later, 15 days after the amount of the Bonus is determined and certified by the Committee pursuant to Section 4.8), which Restricted Stock will vest at the rate of one-third per year, with the first one-third to vest at the end of the first year and each subsequent one-third to vest at the end of each subsequent year, all as specified with greater particularity in an Award Agreement entered into in accordance with the Restricted Stock Plan. The specific portion of each Bonus payable in Restricted Stock pursuant to this Section 4.10 in respect of any Performance Period will be based on a schedule (the “Restricted Stock Schedule”) established by the Committee in its discretion at or about the time the Committee establishes the Performance Targets applicable during such Performance Period. Any Restricted Stock which may be issued hereunder shall thereafter be subject to adjustments for changes in corporate capitalization as provided in the Restricted Stock Plan. Dividend equivalent rights thereafter earned may be accrued and payable in cash or Shares or any combination thereof, in the Committee's discretion. In its discretion, the Committee may waive the provisions of this Section 4.10 and choose to pay 100% of any Bonus payable under the Plan, regardless of amount, entirely in cash (for example, in the case of a Participant who already holds a substantial number of Shares). Likewise, in its discretion, the Committee may alter the vesting period or reduce the discount applicable to any Restricted Stock award hereunder. In the event sufficient Shares are not available pursuant to the Restricted Stock Plan to pay any portion of any Bonus in Restricted Stock in accordance with this Section 4.10, then such portion of the Bonus will be payable in cash.

4.11    Election to Receive Options in Lieu of Restricted Stock. At the option of the Committee, in those cases in which any part of a Bonus is to be paid to a Participant in the form of Restricted Stock, a Participant may be granted the right to elect to exchange all or a portion of the shares of such Restricted Stock (or the right to receive the same) for Options to acquire shares of the Company's common stock pursuant to and in accordance with the Stock Option Plan (the “Substitute Options”). The Substitute Options will have such terms as may be approved by the Committee, subject to the terms of the Stock Option Plan.
4.12    Maximum Awards. Without limiting the terms of the Restricted Stock Plan, the maximum number of Shares that may be subject to Restricted Stock granted to any one Participant pursuant to Section 4.10 shall be limited to forty thousand (40,000) Shares per Year, subject to adjustment to reflect changes in corporate capitalization in the same manner as provided in the Restricted Stock Plan.
Section 5.General Provisions.
5.1    No Right to Awards or Continued Employment. Neither the establishment of the Plan nor the provision for or payment of any amounts hereunder nor any action of the Company (including, for purposes of this Section 5.1, any predecessor or subsidiary), the Board of Directors of the Company or the Committee in respect of the Plan shall be held or construed to confer upon any person any legal right to receive, or any interest in, an Award or any other benefit under the Plan, or any legal right to be continued in the employ of the Company. The Company expressly reserves any and all rights to discharge an Executive in its sole discretion, without liability of any person, entity or governing body under the Plan or otherwise. Nothing in this Section 5.1, however, is intended to adversely affect any express independent right of any person under a separate employment agreement. Notwithstanding any other provision hereof and notwithstanding the fact that the Performance Target(s) have been attained and/or the individual maximum amounts hereunder have been calculated, the Company shall have no obligation to pay any Bonus hereunder nor to pay the maximum amount so calculated or any prorated amount based on service during the period, unless the Committee otherwise expressly provides by written contract or other written commitment.
5.2    Discretion of Company, Board of Directors and Committee. Any decision made or action taken by the Company or by the Board of Directors of the Company or by the Committee arising out of or in connection with the creation, amendment, construction, administration, interpretation and effect of the Plan shall be within the absolute discretion of such entity and shall be conclusive and binding upon all persons. No member of the Committee shall have any liability for actions taken or omitted under the Plan by the member or any other person.
5.3    No Funding of Plan. The Company shall not be required to fund or otherwise segregate any cash or any other assets which may at any time be paid to Participants under the Plan. The Plan shall constitute an "unfunded" plan of the Company. The Company shall not, by any provisions of the Plan, be deemed to be a trustee of any property, and any rights of any Participant or former Participant shall be no greater than those of a general unsecured creditor or shareholder of the Company, as the case may be.
5.4    Non-Transferability of Benefits and Interests. Except as expressly provided by the Committee, no benefit payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such benefit shall be in any manner liable for or subject to debts, contracts, liabilities, engagements or torts of any Participant or former Participant. This Section 5.4 shall not apply to an assignment of a contingency or payment due (i) after the death of a Participant to the deceased Participant's legal representative or beneficiary or (ii) after the disability of a Participant to the disabled Participant's personal representative.
5.5    Law to Govern. All questions pertaining to the construction, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of Delaware.
5.6    Non-Exclusivity. The Plan does not limit the authority of the Company, the Board or the Committee, or any subsidiary of the Company to grant awards or authorize any other compensation to any person under any other plan or authority, including, without limitation, the issuance of restricted stock under the Restricted Stock Plan.
5.7    Section 162(m) Conditions; Bifurcation of Plan. It is the intent of the Company that the Plan and Awards made hereunder satisfy and be interpreted in a manner that, in the case of Participants who are persons whose compensation is subject to Section 162(m), satisfies any applicable requirements as performance-based compensation. Any provision, application or interpretation of the Plan inconsistent with this intent to satisfy the standards in Section 162(m) of the Code shall be disregarded. Notwithstanding anything to the contrary in the Plan, the provisions of the Plan may at any time be bifurcated by the Board or the Committee in any manner so that certain provisions of the Plan or any Bonus intended (or required in order) to satisfy the applicable requirements of Section 162(m) are only applicable to persons whose compensation is subject to Section 162(m).

Section 6.Amendments, Suspension or Termination of Plan.
The Board of Directors or the Committee may from time to time amend, suspend or terminate in whole or in part, and if suspended or terminated, may reinstate, any or all of the provisions of the Plan. Notwithstanding the foregoing, no amendment shall be effective without Board of Directors and/or shareholder approval if such approval is necessary to comply with the applicable provisions of Section 162(m).

Exhibit C
INTL FCStone Inc.
2003 Stock Option Plan
(As Proposed To Be Amended)
INTL FCStone Inc., a Delaware corporation, hereby adopts a stock option plan for its key employees, officers, directors and consultants, in accordance with the following terms and conditions.
1.    Purpose of the Plan. The purpose of the Plan is to advance the growth and development of the Company by affording an opportunity to executives, consultants and key employees of the Company as well as directors of the Company and its affiliates to purchase shares of the Company's common stock and to provide incentives for them to put forth maximum efforts for the success of the Company's business. The Plan is intended to permit certain designated stock options granted under the Plan to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended.
2.    Definitions. For purposes of this Plan, the following capitalized terms shall have the meanings set forth below:
(a)    "Board of Directors" means the board of directors of the Company.
(b)    "Code" means the Internal Revenue Code of 1986, as currently in effect or as hereafter amended.
(c)    "Company" means INTL FCStone Inc., a Delaware corporation.
(d)    "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.
(e)    "Eligible Employee" means all directors, consultants, officers, and executive, managerial, and other key employees of the Company or any Parent or Subsidiary. In order to be eligible for an Incentive Stock Option, a director or a consultant must also be a common law employee of the Company as provided in Section 422 of the Code; however, in order to be eligible for a Nonqualified Stock Option, a director or consultant need not be a common law employee of the Company.
(f)     "Fair Market Value" as of a particular date shall mean the fair market value of the Common Stock. If the Common Stock is admitted to trading on a national securities exchange, fair market value of the Common Stock on any date shall be the closing price reported for the Common Stock on the last day proceeding such date on which a sale was reported. If the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation ("Nasdaq") System or other comparable quotation system and has been designated as a National Market System ("NMS") security, fair market value of the Common Stock on any date shall be the closing sale price reported for the Common Stock on such system on the last date preceding such date on which a sale was reported. If the Common Stock is admitted to quotation on the Nasdaq System but has not been designated as an NMS security, the fair market value of the Common Stock on any date shall be the average of the highest bid and lowest asked prices of such share on such system on the last date preceding such date on which both bid and ask prices were reported. If the Committee determines that the value of the Common Stock determined on the basis of selling or bid and asked prices as provided above in this Section 2(f) does not reflect the fair market value of the Common Stock because no actual sale prices or bona fide bid and asked prices are available for a date within a reasonable period before the valuation date, then the fair market value of the Common Stock shall be determined by the Board of Directors in its sole discretion and in good faith as required by Section 422 of the Code.
(g)    "Incentive Stock Option(s)" means a stock option granted to an Eligible Employee to purchase Shares which is intended to qualify as an "incentive stock option," as defined in Section 422 of the Code.
(h)    "Mature Shares" means Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and that such holder either (i) has held for at least six months or (ii) has purchased on the open market.
(i)    "Nonqualified Stock Option(s)" means a stock option granted to an Eligible Employee to purchase Shares which is not intended to qualify as an "incentive stock option" as defined in Section 422 of the Code.
(j)    "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(k)    "Option" means any unexercised and unexpired Incentive Stock Option or Nonqualified Stock Option issued under this Plan, or any portion thereof remaining unexercised and unexpired.
(l)    "Option Agreement" means a written agreement by and between the Company and an Optionee setting forth the terms and conditions of the Option granted by the Board of Directors to such Optionee.
(m)    "Optionee" means any Eligible Employee who is granted an Option as provided in the Plan.

(n)    "Parent" means any present or future "parent corporation" of the Company as such term is defined in Section 424(e) of the Code and which the Board of Directors of the Company has elected to be covered by the Plan.
(o)    "Plan" means this INTL FCStone Inc. 2003 Stock Option Plan, as amended from time to time.
(p)    "Share" means a share of Stock.
(q)    "Stock" means authorized and unissued shares of the Company's Common Stock, $.01 par value per share, or treasury shares of such class.
(r)    "Subsidiary" means any present or future "subsidiary corporation" of the Company, as such term is defined in Section 424(f) of the Code and which the Board of Directors has elected to be covered by the Plan.
(s)    Where applicable, the terms used in this Plan have the same meaning as the terms used in the Code and the regulations and rulings issued thereunder and pursuant thereto, with reference to Options.
3.     Stock Subject to Option.
(a)    Available Shares. The total number of Shares which may be issued by the Company to all Optionees under this Plan is 3,250,000 Shares. Except as otherwise provided in Section 3(b) of the Plan, the total number of Shares which may be so issued may be increased only by a resolution adopted by the Board of Directors and approved by the shareholders of the Company.
    (b)     Expired Options and Delivered Shares. If any Option granted under this Plan is terminated or expires for any reason whatsoever, in whole or in part, the Shares (or remaining Shares) subject to that particular Option shall again be available for grant under this Plan. If any Shares (whether subject to or received pursuant to an Option granted under the Plan, purchased on the open market, or otherwise obtained, and including Shares that are deemed (by attestation or otherwise) to have been delivered to the Company as payment for all or any portion of the exercise price of an Option) are withheld or applied as payment by the Company in connection with the exercise of an Option or the withholding of taxes related thereto, such Shares, to the extent of any such withholding or payment, shall again be available or shall increase the number of Shares available, as applicable, for future Options under the Plan. The Board may from time to time determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan.
4.    Administration of the Plan.
(a)    Board of Directors. This Plan shall be administered by the Board of Directors who may, from time to time, issue orders or adopt resolutions, not inconsistent with the provisions of the Plan, to interpret the provisions and supervise the administration of the Plan. All determinations shall be by the affirmative vote of a majority of the members of the Board of Directors at a meeting, or reduced to writing and signed by all of the members of the Board of Directors. Subject to the Company's Bylaws, all decisions made by the Board of Directors in selecting Optionees, establishing the number of shares and terms applicable to each Option, and in construing the provisions of this Plan shall be final, conclusive and binding on all persons, including the Company, shareholders, Optionees, and purchasers of shares pursuant to this Plan. No member of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or an Option granted hereunder.
(b)    Compensation Committee. The Board of Directors may from time to time appoint a Compensation Committee, consisting of not less than two (2) directors (the "Committee"). The Board of Directors may delegate to such Committee full power and authority to take any action required or permitted to be taken by the Board of Directors under this Plan, subject to restrictions on affiliate participation under the Securities Exchange Act of 1934, as amended, pertaining to, among other things, Section 16(b). The Board of Directors may from time to time, at its sole discretion, remove members from or add members to the Committee. Vacancies may be filled by the Board of Directors only. Where the context requires, the Board of Directors shall mean the Committee, if appointed, for matters dealing with administration of the Plan.
(c)    Authorization of Officers to Grant Options. In accordance with applicable law, the Board of Directors may, by a resolution adopted by the Board of Directors, authorize one or more Officers to designate Eligible Employees (excluding the Officer so authorized) to be Optionees of Options and determine the number of Options to be granted to such Eligible Employees; provided, however, that the resolution adopted by the Board of Directors so authorizing such Officer or Officers shall specify the total number and the terms (including the exercise price, which may include a formula by which such price may be determined) of Options such Officer or Officers may so grant.
(d)    Compliance with Internal Revenue Code. The Board of Directors (or committee if appointed) shall at all times administer this Plan and make interpretations hereunder in such a manner that Options granted hereunder designated as Incentive Stock Options will meet the requirements of Section 422 of the Code.

5.    Selection of Optionees.
(a)     Discretion of the Board of Directors. In determining which Eligible Employees shall be offered Options, as well as the terms thereof, the Board of Directors shall evaluate, among other things, (i) the duties and responsibilities of Eligible Employees, (ii) their past and prospective contributions to the success of the Company, (iii) the extent to which they are performing and will continue to perform outstanding services for the benefit of the Company, and (iv) such other factors as the Board of Directors deems relevant.
(b)    Limitation on Incentive Stock Options. The aggregate Fair Market Value, determined on the date of grant, of Shares with respect to which any Incentive Stock Options under the Plan and all other plans of the Company become exercisable by any individual for the first time in any calendar year shall not exceed $100,000. To the extent that any Option exceeds this limit, it shall be deemed a Nonqualified Stock Option.
(c)    Limitation on Annual Grants of Options. No Eligible Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 300,000 Shares. The limitation described in this Section 5(c) shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 12 of the Plan. If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Sections 12 or 13 of the Plan), the canceled Option will be counted against the limitation described in this Section 5(c).
6.    Option Agreement. Subject to the provisions of this Plan, each Option granted to an Optionee shall be set forth in an Option Agreement upon such terms and conditions as the Board of Directors determines, including a vesting schedule. Each such Option Agreement shall incorporate the provisions of this Plan by reference. The date of the grant of an Option is the date specified in the Option Agreement. Any Option Agreement shall clearly identify the corresponding Option as an Incentive Stock Option or Nonqualified Stock Option.
7.    Option Prices.
(a)    Determination of Option Price. Except as otherwise provided by this Section 7(a), the option price for Stock shall not be less than one hundred percent (100%) of the fair market value of the Stock on the date of the grant of such Option. The option price for Stock granted to an Eligible Employee who possesses more than ten percent (10%) of the total combined voting power of all classes of common stock of the Company shall not be less than one hundred ten percent (110%) of the fair market value of the Stock on the date of the grant of such Option. Any Option that is (1) granted to an Eligible Employee in connection with the acquisition ("Acquisition"), however effected, by the Company of another corporation or entity ("Acquired Entity") or the assets thereof, (2) associated with an option to purchase shares of stock or other equity interest of the Acquired Entity or an affiliate thereof ("Acquired Entity Option") held by such Eligible Employee immediately prior to such Acquisition, and (3) intended to preserve for the Eligible Employee the economic value of all or a portion of such Acquired Entity Option, may be granted with such exercise price as the Board of Directors determines to be necessary to achieve such preservation of economic value. Any Option that is granted to an Eligible Employee not previously employed by the Company, or a Parent or Subsidiary, as a material inducement to the Eligible Employee's commencing employment with the Company may be granted with such exercise price as the Board of Directors determines to be necessary to provide such material inducement.
(b)    Determination of Stock Ownership. For purposes of paragraphs 7 and 8, an Optionee's common stock ownership shall be determined by taking into account the rules of constructive ownership set forth in Section 424(d) of the Code.
8.     Term of Option. The term of an Option may vary within the sole discretion of the Board of Directors, provided, however, that the term of an Incentive Stock Option granted to an Eligible Employee shall not exceed ten (10) years from the date of grant of such Incentive Stock Option. An Incentive Stock option may be cancelled only in connection with the termination of employment or death of the Optionee (as more particularly described in paragraph 9 hereof). A Nonqualified Stock Option may be cancelled only in connection with the termination of employment (or consulting contract) or death of an Optionee, or the removal or resignation of an Optionee who is a director.
9.    Exercise of Option.
(a)    Limitation on Exercise of Option. Except as otherwise provided herein, the Board of Directors, in its sole discretion, may limit an Option by restricting its exercise in whole or in part to specified vesting periods or until specified conditions have occurred. The vesting periods and any restrictions will be set forth in the Option Agreement. The Board of Directors, in its sole discretion, may accelerate the vesting of any Option at any time.

(b)    Exercise Prior to Cancellation. An Option shall be exercisable only during the term of the Option as long as the Optionee is in "Continuous Employment" with the Company or is continually on the Board of Directors of the Company or any Parent, Subsidiary, or any successor thereof. Notwithstanding the preceding sentence, as long as the Option's term has not expired, and unless otherwise provided in the Option Agreement, an Option which is otherwise exercisable in accordance with its provisions shall be exercisable;
(i)    for a period ending ninety (90) days after the Optionee has terminated his Continuous Employment with the Company, unless the Optionee was terminated for cause by the Company in which case the Option terminates on notice of termination of employment; or
(ii)    for a period ending ninety (90) days after the removal or resignation of the Optionee from the Board of Directors, which such Optionee has served; or
(iii)    by the estate of the Optionee, within one (1) year after the date of the Optionee's death, if the Optionee should die while in the Continuous Employment of the Company or while serving on the Board of Directors of the Company or any Parent, Subsidiary, or any successor thereof; or
(iv)    within one (1) year after the Optionee's employment with the Company terminates, if the Optionee becomes disabled during Continuous Employment with the Company and such disability is the cause of termination.
For purposes of this Plan, the term "Continuous Employment" shall mean the absence of any interruption or termination of employment (or termination of a consulting contract) by the Company or any Parent or Subsidiary which now exists or hereafter is organized or acquired by the Company. Continuous Employment with the Company shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Company or in the case of transfers between locations of the Company or between any Parent or Subsidiary, or successor thereof. The term "cause" as used in this subparagraph 9(b) shall mean: (i) commission of a felony or a charge of theft, dishonesty, fraud or embezzlement; (ii) failure to adhere to Company's reasonable directives and policies, willful disobedience or insubordination; (iii) disclosing to a competitor or other unauthorized person, proprietary information, confidences or trade secrets of the Company or any Parent or Subsidiary; (iv) recruitment of Company or any Parent or Subsidiary personnel on behalf of a competitor or potential competitor of the Company, any Parent or Subsidiary, or any successor thereof; or (v) solicitation of business on behalf of a competitor or potential competitor of the Company, any Parent or Subsidiary, or any successor thereof.
(c)     Method of Exercising an Option. Subject to the provisions of any particular Option, including any provisions relating to vesting of an Option, an Optionee may exercise an option, in whole or in part, by written notice to the Company stating in such written notice the number of Shares such Optionee elects to purchase under the Option, and the time of the delivery thereof, which time shall be at least fifteen (15) days after the giving of such notice, unless an earlier date shall have been mutually agreed upon. Upon receipt of such written notice, the Company shall provide the Optionee with that information required by the applicable state and federal securities laws. If, after receipt of such information, the Optionee desires to withdraw such notice of exercise, the Optionee may withdraw such notice of exercise by notifying the Company, in writing, prior to the time set forth for delivery of the Shares. In no event may an Option be exercised after the expiration of its term. An Optionee is under no obligation to exercise an Option or any part thereof.
(d)     Payment for Option Stock. The exercise of any option shall be contingent upon receipt by the Company of the acceptable form of consideration equal to the full option price of the Shares being purchased. The acceptable form of consideration may consist of any combination of cash, certified bank check, wire transfer or, subject to the approval of the Administrator:
(i)    Mature Shares; or
(ii)    pursuant to procedures approved by the Board of Directors, (A) through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Optionee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay the exercise price, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by the Optionee by reason of such exercise, or (B) through simultaneous sale through a broker of Shares acquired upon exercise. For purposes of this paragraph 9, Mature Shares that are delivered in payment of the option price shall be valued at their Fair Market Value. In the alternative, the Board of Directors may, but is not required to, accept a promissory note, secured or unsecured, in the amount of the option price made by the Optionee on terms and conditions satisfactory to the Board of Directors.
(e)     Delivery of Stock to Optionee. Provided the Optionee has delivered proper notice of exercise and full payment of the option price, the Company shall undertake and follow all necessary procedures to make prompt delivery of the number of Shares which the Optionee elects to purchase at the time specified in such notice. Such delivery, however, may be postponed at the sole discretion of the Company to enable the Company to comply with any applicable procedures, regulations or listing requirements of any governmental agency, stock exchange or regulatory authority. As a condition to the issuance of Shares, the Company may require such additional payments from the Optionee as may be required to allow the Company to withhold any income taxes which the Company deems necessary to insure the Company that it can comply with any federal or state income tax withholding requirements.
10.    Nontransferability of Options. Except as otherwise provided in paragraph 9(b)(iii) and (iv) hereof, an Option granted to an Optionee may be exercised only during such Optionee's lifetime by such Optionee. An Option may not be sold, exchanged, assigned, pledged, encumbered, hypothecated or otherwise transferred except by will or by the laws of descent and distribution. No Option or any right thereunder shall be subject to execution, attachment or similar process by any creditors of the Optionee. Upon any attempted assignment, transfer, pledge, hypothecation or other encumbrance of any Option contrary to the provisions hereof, such option and all rights thereunder shall immediately terminate and shall be null and void with respect to the transferee or assignee.
11.     Compliance with the Securities Laws.
(a)    Optionee's Written Statement. The Board of Directors may, in its sole discretion, require that at the time an Optionee elects to exercise his Option, he shall furnish a written statement to the Company that he is acquiring such Shares for investment purposes only and that he has no present intention of reselling or otherwise disposing of such Stock, along with a written acknowledgment that the Option and the Shares pertaining to the Option are not registered under the Securities Act of 1933, as amended (the "Act"), the Florida securities laws, or any other state securities laws. In the event that Shares subject to the Option are registered with the Securities and Exchange Commission, an Optionee shall no longer be required to comply with this subparagraph 11(a).
(b)    Registration Requirements. If at any time the Board of Directors determines, in its sole discretion, that the listing, registration or qualification .of the Shares subject to the Option upon any securities exchange or under any state or federal securities laws, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares thereunder, then the Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained (and the same shall have been free of any conditions not acceptable to the Board of Directors).
(c)    Restrictions on Transfer of Shares. The Shares acquired by an Optionee pursuant to the exercise of an Option hereunder shall be freely transferable; provided, however, that such Shares may not be sold, transferred, pledged or hypothecated, unless (i) a registration statement covering the securities is effective under the Act and appropriate state securities laws, or (ii) an opinion of counsel, satisfactory to the Company, that such sale, transfer, pledge or hypothecation may legally be made without registration of such shares under federal or state securities laws has been received by the Company.
(d)     Restrictive Legend. In order to enforce the restrictions imposed upon Shares under this Plan, the Company shall make appropriate notation in its stock records or, if applicable, shall issue an appropriate stock transfer instruction to the Company's stock transfer agent. In addition, the Company may cause a legend or legends to be placed on any certificates representing Shares issued pursuant to this Plan, which legend or legends shall make appropriate reference to such restrictions in substantially the following form:
"The shares of Common Stock evidenced by this certificate have been issued under the INTL FCStone Inc. Stock Option Plan (the "Plan") and are subject to the terms and provisions of such Plan.
These shares have not been registered under the Securities Act of 1933, as amended (the "Act"), the Florida Securities and Investor Protection Act or any other state securities laws, and, therefore, cannot be sold unless they are subsequently registered under the Act and any applicable state securities laws or an exemption from registration is available."
12.    Changes in Capital Structure of Company. In the event of a capital adjustment resulting from a stock dividend, stock split, reclassification, recapitalization, or by reason of a merger, consolidation, or other reorganization in which the Company is the surviving corporation, the Board of Directors shall make such adjustment, if any, as it may deem appropriate in the number and kind of shares authorized by this Plan, or in the number, option price and kind of shares covered by the Options granted. The Company shall give notice of any adjustment to each Optionee and such adjustment shall be deemed conclusive. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Board of Directors, and any such adjustment may provide for the elimination of fractional shares.

13.     Reorganization Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, or any merger or combination in which the Company is involved, in which the Company is not a surviving corporation, or a transfer by the Company of substantially all of its assets or property to another corporation, or in the event any other corporation acquires control of the Company in a reorganization within the meaning of Section 368(a) of the Code, all outstanding Options shall thereupon terminate, unless such Options are assumed or substitutes therefor are issued (within the meaning of Section 425(a) of the Code) by the surviving or acquiring corporation in any such merger, combination or other reorganization. Notwithstanding the previous sentence, the Company shall give at least fifteen (15) days written notice of such transaction to holders of unexercised Options prior to the effective date of such merger, combination, reorganization, dissolution or liquidation. The Board of Directors, in its sole discretion, may elect to accelerate the vesting schedules of all Options previously issued upon such notice, and the holders thereof may exercise such options prior to such effective date, notwithstanding any time limitation previously placed on the exercise of such Options.
14.    Notification of Disqualifying Disposition. If an Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an Incentive Stock Option on or before the later of (i) two years after the date of grant, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition.
15.    Escrow. In order to enforce the restrictions imposed upon shares under this Plan, the Board of Directors or Stock Option Plan Committee may require any Optionee to enter into an Escrow Agreement providing that the certificates representing shares issued pursuant to this Plan shall remain in the physical custody of an escrow holder until any or all of such restrictions have terminated.
16.    Application of Funds. All proceeds received by the Company from the exercise of Options shall be paid into its treasury and such proceeds shall be used for general corporate purposes.
17.    Optionee's Rights as a Holder of Shares.
(a)     Prior to Exercise. No Optionee or his legal representatives, legatees or distributees, as the case may be, will be, or will be deemed to be, a holder of any share of Stock subject to an Option unless and until stock certificates of such Shares are issued to such person or persons pursuant to the terms of this Plan. Except as otherwise provided in paragraph 12 of this Plan, no adjustment shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.
(b)    Dividends. Purchasers of Stock pursuant to this Plan will be entitled, after issuance of their stock certificates, to any dividends that may be declared and paid on the Shares registered in their names. A stock certificate representing dividends declared and paid in Shares shall be issued and delivered to the purchaser after such shares have been registered in the purchaser's name. Such stock certificate shall bear the legends set forth above and shall be subject to the provisions of this Plan, the Option Agreement and any escrow arrangement.
(c)     Voting Rights. Purchasers of shares of the Stock shall be entitled to receive all notices of meetings and exercise all voting rights of a shareholder with respect to the Shares purchased.
18.    Amendment and Termination of the Plan.
(a)     Discretion of the Board of Directors. The Board of Directors may amend or terminate this Plan at any time; provided, however, that (i) any such amendment or termination shall not adversely affect the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Grantee and the Company; and (ii) the Company shall obtain shareholder approval of any Plan amendment to the extent the Board determines that such approval is necessary and desirable to comply with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.
(b)    Automatic Termination. This Plan shall terminate ten (10) years after its approval by the shareholders of the Company or its adoption by the Board of Directors, whichever is earlier, unless the Board of Directors shall, in its discretion, elect to terminate this Plan at an earlier date. Options may be granted under this Plan at any time and from time to time prior to termination of the Plan under this subparagraph 18(b). Any Option outstanding at the time the Plan is terminated under this subparagraph 18(b) shall remain in effect until the Option is exercised or expires.
19.     Miscellaneous.
(a)     Notices. All notices and elections by an Optionee shall be in writing and delivered in person or by mail to the President or Treasurer of the Company at the principal office of the Company.

(b)     Effective Date of the Plan. The effective date of this Plan shall be the earlier of the date on which the Board adopts the Plan, or the date of its approval by the shareholders of the Company.
(c)     Employment. Nothing in the Plan or in any Option granted hereunder, or in any Stock Option Agreement relating thereto shall confer upon any employee of the Company or any Subsidiary, or any successor thereof, the right to continue in the employ of the Company or any Subsidiary.
(d)     Plan Binding. The Plan shall be binding upon the successors and assigns of the Company.
(e)     Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.
(f)     Headings. Captioned headings of paragraphs and subparagraphs hereof are inserted for convenience and reference, and constitute no part of the Plan.
(g)     Applicable Law. The validity, interpretation and enforcement of this Plan are governed in all respects by the laws of the State of Delaware and the United States of America.

INTL FCSTONE INC.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on the 23rd day of February, 2012

The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/intl

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

INTL FCStone Inc.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before February 13th, 2012 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone: **1-888-313-0164**
(outside of the U.S and Canada call 201-680-6688)

Email: **shrrelations@bnymellon.com**
(you must reference your 11-digit control number in your email)

Internet: **http://www.proxyvoting.com/intl**

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE

This is not a proxy card. You cannot use this notice to vote your shares.

Dear INTL FCStone Inc. Stockholder:

The 2012 Annual Meeting of Stockholders of INTL FCStone Inc. will be held at the JW Marriott Hotel, 151 West Adams, Chicago, Illinois 60603, on Thursday, February 23, 2012, at 10:00 a.m. (local time).

Proposals to be considered at the Annual Meeting:

The Board of Directors recommends a vote “FOR” Proposals 1, 2, 3, 4 and 5.

CONTROL NUMBER

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

12973

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.

Meeting Location:

JW Marriott Hotel Chicago
151 West Adams
Chicago, IL 60603

The following materials are available for you to review online:

- the Company's 2012 Proxy Statement (including all attachments thereto);
- the Company's Annual Report for the year ended September 30, 2011 (which is not deemed to be part of the official proxy soliciting materials); and
- any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone: **1-888-313-0164** (outside of the U.S and Canada call 201-680-6688)
Email: **shrrelations@bnymellon.com** *(you must reference your 11-digit control number in your email)*
Internet: **http://www.proxyvoting.com/intl**

The Proxy Materials for INTL FCStone Inc. are available to review at:

http://www.proxyvoting.com/intl

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online,
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled "To Vote Your Shares by Internet" click on **"Vote Now"** to access the electronic proxy card and vote your shares. Have this notice in hand when you access the website.

You will need to reference the 11digit control number located on the reverse side.

12973

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

INTL FCStone Inc.

INTERNET
http://www.proxyvoting.com/INTL
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

WO# 12973-1 Fulfillment# 14005-1

▼ FOLD AND DETACH HERE ▼

Please mark your votes as indicated in this example ☒

The Board recommends a vote "FOR" all nominees listed.

	FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS
1. To elect three directors Nominees: 01 John M. Fowler 02 Jack Friedman 03 Justin R. Wheeler	☐	☐	☐

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box above and write that nominee's name in the space provided below.)

*Exceptions ____________________

The Board recommends a vote "FOR" proposals 2, 3, 4 and 5.

Mark Here for Address Change or Comments SEE REVERSE ☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature ____________________ **Signature** ____________________ **Date** ____________

Choose **MLink**SM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to **Investor ServiceDirect**® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The Proxy Statement and the 2011 Annual Report to Shareholders are available at: **http://bnymellon.mobular.net/bnymellon/INTL**

FOLD AND DETACH HERE

PROXY

INTL FCSTONE INC.

THE UNDERSIGNED HEREBY APPOINTS JACK FRIEDMAN AND SEAN M. O'CONNOR, AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF INTL FCSTONE INC. HELD OF RECORD BY THE UNDERSIGNED ON JANUARY 4, 2012, AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 23, 2012, OR ANY ADJOURNMENT THEREOF.

The shares represented by this proxy when properly executed, will be voted as specified by the undersigned shareholder(s) in Proposals 1, 2, 3, 4 and 5 on the reverse side. If this card contains no specific voting instructions, the shares will be voted FOR all nominees listed in Proposal 1 and FOR the Proposals 2, 3, 4 and 5. In their discretion, the Proxies are also authorized to vote upon such other business as may properly come before the meeting.

Address Change/Comments
(Mark the corresponding box on the reverse side)

SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

WO#
12973-1

Fulfillment#
14005-1